UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period:	October 1, 2014 – March 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDINX

Putnam Diversified Income Trust

Semiannual report 3|31|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Diversified Income
Trust

Semiannual report
3 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	12
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Financial statements	18

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The month of March 2015 marked the six-year milestone of the bull market in U.S. stocks, and this June will be the sixth anniversary of the beginning of the U.S. economic recovery as dated by the National Bureau of Economic Research, which has traced the chronology of U.S. business cycles back to 1854.

While six years is above the historical average on both counts, reaching these milestones does not necessarily indicate anything about the sustainability of the expansion or the market advance. However, we believe it is an unusually long period for the Federal Reserve to have refrained from raising interest rates. The Fed now appears poised to act, and speculation is mounting about where equity and fixed-income markets around the world could go from this point forward. Your portfolio manager provides a perspective in the following pages.

At this juncture of the market cycle, you might consult your financial advisor who can help you review your goals and risk profile, and explain the importance of timely adjustments to keep your portfolio equipped for all seasons.

As you make progress toward your long-term financial goals, markets may move in different directions. With Putnam, you are aligned with a group of portfolio managers and analysts who are experienced in navigating through changing markets with consistent strategies. They are dedicated to active, fundamental research and to helping you meet your financial needs.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

May 11, 2015

Putnam Diversified Income Trust

A “go-anywhere” approach to investing in the global bond markets

The opportunities in today’s fixed-income markets are far from uniform. That’s why Putnam Diversified Income Trust’s managers actively position the portfolio in securities from a broad range of sectors that the team believes offer the most compelling risk/return profiles — including areas beyond those in the benchmark index.

The fund’s management team has an average of more than 20 years of experience.

D. William Kohl
Portfolio Manager
Co-Head of Fixed Income

Kevin F. Murphy
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Paul D. Scanlon, CFA
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

Invests in sectors beyond the benchmark

Putnam Diversified Income Trust invests in a wide range of sectors, from high yield and emerging markets to residential and commercial mortgage-backed securities (MBS).

	Putnam Diversified Income Trust	Barclays U.S. Aggregate Bond Index
Agency pass-through	39%	28%
High-yield corporate bonds	27%	—
Commercial MBS	20%	2%
Agency collateralized mortgage obligations	17%	—
Non-agency residential MBS	12%	—
Emerging-market bonds	11%	3%
Net cash	11%	—
International Treasuries/agency securities	3%	3%
Bank loans	2%	—
Investment-grade corporate bonds	2%	23%
Asset-backed securities (ABS)	—	1%
Municipal bonds	—	1%
U.S. Treasuries/agency securities	—	39%

Weightings are shown as a percentage of the fund’s and/or benchmark’s net assets as of 3/31/15. Allocations and holdings in each sector may vary over time. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. For more information on current fund holdings, see pages 19-88.

The potential to perform well even in a rising-rate environment

With short-term interest rates hovering near zero, they can’t fall much lower. That’s why the fund’s management team has constructed the portfolio with a low duration, so that it doesn’t rely on declining interest rates to drive performance.

5.35 years
–1.80 years
Fund benchmark duration
Fund duration

Duration is expressed as a number of years. The higher the duration, the greater the risk of a price decline when interest rates rise. A negative duration indicates the risk of a price decline when interest rates fall. Putnam Diversified Income Trust has a significantly lower duration than that of its benchmark.

The fund’s benchmark is the Barclays U.S. Aggregate Bond Index.

2 Diversified Income Trust

Diversified Income Trust 3

Performance
snapshot

Annualized total return (%) comparison as of 3/31/15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.
4     Diversified Income Trust

Interview with your fund’s portfolio manager

D. William Kohli

Bill, what was the bond market environment like during the six months ended March 31, 2015?

The period was punctuated by episodes of interest-rate volatility, but interest rates generally moved lower. We were not surprised to see some degree of interest rate volatility, given that the Federal Reserve ended its bond-buying program in October 2014 and the European Central Bank [ECB] officially announced its version of quantitative easing in January. Additionally, with U.S. gross domestic product growing at a 5% annual rate in the third quarter of 2014 — its strongest pace in 11 years — investors sought to fine-tune their forecasts as to when the Fed may begin raising short-term interest rates.

In January, the combination of a stock market pullback, weaker-than-expected U.S. economic data, and continued worries about deflation in Europe fueled investors’ appetite for government bonds. Against this backdrop, the yield on the benchmark 10-year U.S. Treasury fell to 1.64%, its low for the period. In February, concern that the Fed might start raising rates in June hampered Treasuries, causing prices to fall and yields to move higher. During March, however, dovish comments by Fed Chair Janet Yellen reassured investors that the central bank was likely to take a go-slow approach toward raising interest rates, which helped Treasuries modestly rebound during the final weeks of the period. The 10-year Treasury yield finished

Broad market index and fund performance
This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/15. See pages 4 and 12–13 for additional fund performance information. Index descriptions can be found on page 17.

Diversified Income Trust     5

the period at 1.92%, down from 2.49% at the beginning of the period.

The U.S. dollar continued to strengthen, rising more than 14% on an absolute basis during the six-month reporting period and outpacing every other major currency, according to the WSJ Dollar Index. The dollar’s surge against the euro was driven by the ECB’s launch of a larger-than-expected monetary easing program at the same time that the U.S. central bank stated its intention to raise interest rates.

After declining since midsummer 2014, oil prices settled into a trading range in February and March. Prices fluctuated in the low-to-mid $50-per-barrel range on signs that U.S. production may be peaking and global demand may be rising.

The fund lagged its benchmark by a significant margin during the period. What factors hampered its relative performance?

It’s important to point out that the fund’s benchmark comprises securities from various U.S.-government and corporate investment-grade sectors, and many of these sectors performed well during the six-month reporting period. Our strategy of investing in a variety of out-of-benchmark sectors, which has served the fund well over the long term, was largely unrewarded during the period. However, our biggest overall detractor was

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.
6     Diversified Income Trust

“Globally, economies are currently
in one of the most disparate growth
cycles since the mid-to-late 1990s.”

Bill Kohli

the fund’s interest-rate and yield-curve positioning in the United States. The portfolio was defensively positioned for a rising-rate environment, resulting in an overall duration — a key measure of interest-rate sensitivity — that was moderately negative on a net basis. Unfortunately, because rates trended lower during the period, this positioning worked against the fund’s performance.

Elsewhere, our prepayment strategies, which we implemented with securities such as agency interest-only collateralized mortgage obligations [IO CMOs], also detracted. In January, the Obama administration announced that the Federal Housing Administration [FHA] would reduce the annual mortgage insurance premiums it charges to borrowers making small down payments. Investors reacted to this development by pricing in the possibility of faster mortgage prepayment speeds, which dampened the returns of existing prepayment-sensitive mortgage-backed securities. What’s more, this announcement came during a time when Treasury yields

Top 10 holdings

| HOLDING (percentage of fund's net assets) | SECURITY TYPE | COUPON/MATURITY |
|---|---|---|
| Argentina (Republic of) Ser. LOC (1.0%) | Foreign government and agency bonds and notes | 8.280%, 2033 |
| Hellenic (Republic of) (Greece) (1.0%) | Foreign government and agency bonds and notes | 3.375%, 2017 |
| Argentina (Republic of) Ser. NY (0.9%) | Foreign government and agency bonds and notes | 8.280%, 2033 |
| Countrywide Alternative Loan Trust Ser. 05–38, Class A3 (0.9%) | Mortgage-backed securities | 0.524%, 2035 |
| Argentina (Republic of) (0.7%) | Foreign government and agency bonds and notes | 7.000%, 2015 |
| Countrywide Alternative Loan Trust Ser. 05–59, Class 1A1 (0.7%) | Mortgage-backed securities | 0.504%, 2035 |
| Petroleos de Venezuela SA (0.6%) | Corporate bonds and notes | 8.500%, 2017 |
| Hellenic (Republic of) (Greece) (0.5%) | Foreign government and agency bonds and notes | 4.750%, 2019 |
| VTB Bank OJSC Via VTB Capital SA (Russia) (0.5%) | Corporate bonds and notes | 6.950%, 2022 |
| Banc of America Commercial Mortgage Trust Ser. 06–4, Class AJ (0.5%) | Mortgage-backed securities | 5.695%, 2046 |

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.
Diversified Income Trust     7

were sharply declining, compounding the negatives for IO CMOs. The asset class rebounded in February, but could not fully overcome January’s significant downturn.

Our investments in emerging-market [EM] debt, specifically U.S. dollar-denominated holdings in Venezuela and Russia, modestly hampered the fund’s performance. During the first half of the period, declining oil prices soured investor sentiment toward the bonds of these oil-exporting countries. Continued uncertainty regarding Ukraine also weighed on Russia’s bonds.

Within foreign sovereign debt, our exposure to Greece detracted as Greek yields rose sharply. Increasing uncertainty about Greece’s prospects for accessing new financing and its ability to remain within the European Union weighed on the country’s bonds.

Positions in high-yield bonds had a neutral impact on the fund’s return. Following a volatile period during 2014’s fourth quarter, high-yield bonds rallied in late January and February, fueled by oil prices settling into a trading range.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
8     Diversified Income Trust

Turning to the positive side, which investments helped the fund’s performance?

Active currency positioning was the biggest contributor, as a long position in the U.S. dollar combined with short positions in most other major market currencies bolstered the fund’s performance. One exception to this strategy was a long position in the British pound sterling, which weakened relative to the U.S. dollar and slightly dampened the positive overall effect of our currency positioning.

Our mortgage credit investments, specifically positions in subordinated mezzanine commercial mortgage-backed securities [CMBS] and non-agency residential mortgage-backed securities [RMBS], also helped performance. Mezzanine CMBS benefited from supportive commercial real estate fundamentals, an improving U.S. economy, and persistent investor demand for higher-yielding bonds. Within non-agency RMBS, our holdings of Alternative-A [Alt-A] securities were helped by a strengthening housing market, coupled with solid investor demand amid shrinking supply. Alt-A securities are created from mortgage pools that occupy the space between riskier subprime mortgages and less risky prime mortgages.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to help manage the fund’s duration and yield-curve positioning, and to gain exposure to interest rates in various countries. In addition, total return swaps were utilized as a hedging tool, and to help manage the portfolio’s sector exposure, as well as its inflation risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds, and to efficiently gain exposure to foreign currencies.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Diversified Income Trust     9

The fund reduced its dividend rate during the period. What factors led to that decision?

Prior to 2014, the fund had maintained a stable dividend rate for several years. Recently, however, it became necessary to decrease the dividend rate due to lower available yields across fixed-income market sectors and the need to maintain a somewhat greater cash balance. As a result, the fund’s dividend per class A share was trimmed from $0.032 to $0.027 in October 2014. Similar reductions were made to other share classes.

What is your outlook for the coming months, and how are you positioning the fund?

We remain positive on U.S. economic growth, but it appears the recovery has reverted to a moderate pace after surging in the middle of last year. We believe this slowdown is partly because consumption has not increased as much as was expected. During the past year, rising hourly wages and lower gasoline prices benefited lower-wage workers, which we thought would bolster personal consumption expenditures. However, rather than spending more, these consumers increased their savings. According to the Commerce Department, personal spending increased slightly in February, but was down in December and January. At the same time, the personal savings rate continued to climb, reaching 5.8% in February, its highest level since the end of 2012. As the effects of an unseasonably cold winter in the Northeast and Midwest dissipate, we think consumption will improve.

We believe the Fed is likely to begin raising rates during 2015, possibly in September. Many investors believe the Fed will wait until later in 2015, or even into 2016, before it begins hiking rates. Consequently, there appears to be a considerable disconnect between what the market is forecasting and the Fed’s own outlook, which could spark some volatility. In our view, however, once the central bank begins to raise the federal funds rate, it will make every effort to do so in an orderly, well-communicated fashion in an effort to avoid major financial market disruption.

Globally, economies are currently in one of the most disparate growth cycles since the mid-to-late 1990s. Capital is flowing from the eurozone and elsewhere into the United States, seeking to capitalize on opportunities in stocks, high-yield bonds, mortgage-backed securities, and government debt. As a result, developing markets are under pressure since many of those economies require capital inflows to maintain their fiscal and monetary programs. Because of this, we are not enthusiastic about near-term prospects in emerging markets overall, although we continue to find what we believe are attractive country-specific investment opportunities.

Within this environment, we plan to maintain our diversified mortgage, corporate, and sovereign credit exposure primarily through allocations to mezzanine CMBS, high-yield bonds, and peripheral European sovereign bonds, respectively. As for prepayment risk, we expect to maintain our holdings of IO CMOs. We do not believe the new FHA policy is likely to have a major impact on the overall pace of residential refinancing. What’s more, we continue to find prepayment risk attractive, given the potential for higher interest rates as the U.S. economic recovery matures. We’re also excited about ongoing opportunities we see in the foreign-exchange market. Many of the fundamental drivers of currency performance, such as divergent trends in U.S. and foreign economic growth and monetary policies, appear to be gaining momentum.

Thanks for your time and for bringing us up to date, Bill.

10     Diversified Income Trust

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.
IN THE NEWS

Although the U.S. economy is showing positive trends, uneven growth in consumer spending remains a bit perplexing. Despite rising personal income and lower energy costs, consumer spending in the United States rose by only 0.1% in February after dropping 0.2% in January, according to the Commerce Department. Harsh winter weather during those months, with heavy snowfalls blanketing the Northeast and Midwest, may have discouraged millions of Americans from heading to stores. Amid weak spending, the pace of hiring also slowed to 126,000 new jobs in March, the lowest since December 2013. These soft readings, however, might be as temporary as the weather. The personal savings rate rose from 5.5% in January to 5.8% in February, with Americans reaching their highest levels in savings in more than two years. In short, consumers have money to spend, and a rebound in economic activity, along the lines of that seen in 2014, may be likely.

Diversified Income Trust     11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(11/1/13)	(11/1/13)	(7/1/96)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	6.49%	6.33%	6.24%	6.24%	5.68%	5.68%	6.20%	6.06%	6.21%	6.66%	6.67%	6.66%
10 years	54.37	48.19	45.66	45.66	42.81	42.81	50.45	45.56	49.73	57.66	57.92	57.68
Annual average	4.44	4.01	3.83	3.83	3.63	3.63	4.17	3.83	4.12	4.66	4.68	4.66
5 years	29.26	24.09	24.50	22.62	24.56	24.56	27.60	23.45	27.62	30.76	30.98	30.78
Annual average	5.27	4.41	4.48	4.16	4.49	4.49	5.00	4.30	5.00	5.51	5.55	5.51
3 years	15.57	10.94	13.07	10.12	13.03	13.03	14.69	10.97	14.78	16.44	16.64	16.46
Annual average	4.94	3.52	4.18	3.26	4.17	4.17	4.68	3.53	4.70	5.20	5.26	5.21
1 year	–1.69	–5.62	–2.44	–7.13	–2.45	–3.38	–1.96	–5.15	–1.96	–1.41	–1.26	–1.41
6 months	–2.76	–6.65	–3.02	–7.79	–3.03	–3.98	–2.92	–6.08	–2.80	–2.65	–2.50	–2.65

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

12     Diversified Income Trust

Comparative index returns For periods ended 3/31/15

	Barclays U.S. Aggregate Bond Index	Lipper Multi-Sector Income Funds category average*
Annual average (life of fund)	6.70%	7.06%
10 years	61.74	71.07
Annual average	4.93	5.43
5 years	24.10	31.26
Annual average	4.41	5.52
3 years	9.60	14.23
Annual average	3.10	4.51
1 year	5.72	2.36
6 months	3.43	1.05

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/15, there were 280, 256, 182, 145, 93, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	6		6	6	6		6	6	6	6
Income	$0.162		$0.134	$0.135	$0.153		$0.152	$0.173	$0.174	$0.173
Capital gains	—		—	—	—		—	—	—	—
Total	$0.162		$0.134	$0.135	$0.153		$0.152	$0.173	$0.174	$0.173
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
9/30/14	$7.89	$8.22	$7.81	$7.76	$7.77	$8.03	$7.80	$7.82	$7.82	$7.82
3/31/15	7.51	7.82	7.44	7.39	7.39	7.64	7.43	7.44	7.45	7.44
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Current dividend rate [1]	4.31%	4.14%	3.55%	3.73%	4.22%	4.08%	4.04%	4.68%	4.67%	4.68%
Current 30-day SEC yield [2]	N/A	4.43	3.86	3.86	N/A	4.22	4.36	4.89	4.96	4.87

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Diversified Income Trust     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 9/30/14	0.97%	1.72%	1.72%	1.22%	1.22%	0.71%*	0.64%*	0.72%
Annualized expense ratio for the six-month period ended 3/31/15	0.95%	1.70%	1.70%	1.20%	1.20%	0.69%	0.62%	0.70%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Other expenses for class R5 and class R6 shares have been annualized.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2014, to March 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.67	$8.35	$8.35	$5.90	$5.90	$3.39	$3.05	$3.44
Ending value (after expenses)	$972.40	$969.80	$969.70	$970.80	$972.00	$973.50	$975.00	$973.50

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     Diversified Income Trust

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2015, use the following calculation method. To find the value of your investment on October 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.78	$8.55	$8.55	$6.04	$6.04	$3.48	$3.13	$3.53
Ending value (after expenses)	$1,020.19	$1,016.45	$1,016.45	$1,018.95	$1,018.95	$1,021.49	$1,021.84	$1,021.44

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Diversified Income Trust     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

•Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

•Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

•Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

•Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

•Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

16     Diversified Income Trust

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2015, Putnam employees had approximately $494,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Diversified Income Trust     17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18     Diversified Income Trust

The fund’s portfolio 3/31/15 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (53.0%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association Pass-Through Certificates 6 1/2s, November 20, 2038	$471,901	$544,713
		544,713
U.S. Government Agency Mortgage Obligations (53.0%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates 4s, TBA, April 1, 2045	44,000,000	47,004,373
Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, April 1, 2045	23,000,000	25,903,750
4 1/2s, TBA, May 1, 2045	252,000,000	274,207,500
4 1/2s, TBA, April 1, 2045	338,000,000	368,736,875
4s, TBA, April 1, 2045	289,000,000	309,026,804
3 1/2s, TBA, May 1, 2045	433,000,000	453,787,377
3 1/2s, TBA, April 1, 2045	488,000,000	512,666,887
3s, TBA, April 1, 2045	1,207,000,000	1,234,157,500
		3,225,491,066
Total U.S. government and agency mortgage obligations (cost $3,203,864,674)		$3,226,035,779

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Notes
2.625%, August 15, 2020 [i]	$339,000	$360,415
2.500%, May 15, 2024 [i]	17,000	18,016
2.500%, August 15, 2023 [i]	120,000	126,629
2.125%, December 31, 2021 [i]	13,000	13,432
1.875%, November 30, 2021 [i]	13,000	13,241
1.625%, August 31, 2019 [i]	400,000	406,336
1.000%, September 30, 2019 [i]	683,000	673,643
1.000%, May 31, 2018 [i]	2,230,000	2,239,990
0.625%, August 31, 2017 [i]	381,000	380,470
Total U.S. treasury obligations (cost $4,232,172)		$4,232,172

MORTGAGE-BACKED SECURITIES (42.9%)*	Principal amount	Value
Agency collateralized mortgage obligations (14.6%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.902s, 2032	$875,486	$1,253,273
IFB Ser. 3408, Class EK, 25.091s, 2037	404,719	642,033
IFB Ser. 2979, Class AS, 23.634s, 2034	108,838	131,298
IFB Ser. 4218, Class PS, IO, 6.076s, 2042	25,894,503	3,986,337
IFB Ser. 4104, Class S, IO, 5.926s, 2042	14,301,312	2,803,704
IFB Ser. 337, Class S1, IO, 5.876s, 2044	41,457,011	10,886,326
IFB Ser. 338, Class S2, IO, 5.876s, 2044	40,421,288	10,654,243
IFB Ser. 326, Class S1, IO, 5.826s, 2044	48,653,139	12,226,534
IFB Ser. 319, Class S2, IO, 5.826s, 2043	27,610,040	6,943,373
IFB Ser. 317, Class S3, IO, 5.806s, 2043	59,315,469	15,338,181
IFB Ser. 325, Class S1, IO, 5.776s, 2044	49,079,724	12,049,563
IFB Ser. 326, Class S2, IO, 5.776s, 2044	22,610,428	5,638,475
IFB Ser. 310, Class S4, IO, 5.776s, 2043	17,665,555	4,537,928

Diversified Income Trust     19

MORTGAGE-BACKED SECURITIES (42.9%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
IFB Ser. 311, Class S1, IO, 5.776s, 2043	$22,142,486	$4,649,922
IFB Ser. 308, Class S1, IO, 5.776s, 2043	42,231,475	10,902,478
IFB Ser. 327, Class S8, IO, 5.746s, 2044	16,378,397	3,958,659
IFB Ser. 315, Class S1, IO, 5.746s, 2043	36,247,619	9,810,705
IFB Ser. 314, Class AS, IO, 5.716s, 2043	59,145,750	15,103,879
Ser. 3687, Class CI, IO, 5s, 2038	15,687,366	2,221,331
Ser. 4122, Class TI, IO, 4 1/2s, 2042	20,354,306	3,486,693
Ser. 4000, Class PI, IO, 4 1/2s, 2042	27,401,786	5,063,850
Ser. 4024, Class PI, IO, 4 1/2s, 2041	36,491,542	6,203,453
Ser. 4193, Class PI, IO, 4s, 2043	76,611,213	12,832,378
Ser. 4213, Class GI, IO, 4s, 2041	42,553,141	5,855,312
Ser. 4338, Class TI, IO, 4s, 2029	78,147,630	9,855,198
Ser. 4220, Class IE, IO, 4s, 2028	16,972,872	1,981,922
Ser. 4360, Class TI, IO, 4s, 2027	55,894,688	6,283,681
Ser. 4020, Class IA, IO, 4s, 2027	32,416,904	3,903,968
Ser. 329, Class C12, IO, 3 1/2s, 2043	42,501,645	6,803,238
Ser. 303, Class C19, IO, 3 1/2s, 2043	75,043,861	14,176,053
Ser. 304, Class C22, IO, 3 1/2s, 2042	63,699,593	13,889,251
Ser. 4141, Class IM, IO, 3 1/2s, 2042	58,617,715	10,368,184
Ser. 4141, Class IQ, IO, 3 1/2s, 2042	30,549,471	5,346,157
Ser. 4122, Class CI, IO, 3 1/2s, 2042	28,978,464	3,767,200
Ser. 4105, Class HI, IO, 3 1/2s, 2041	12,799,389	1,743,789
Ser. 4166, Class PI, IO, 3 1/2s, 2041	61,482,004	9,648,371
Ser. 4199, Class CI, IO, 3 1/2s, 2037	70,455,332	8,616,687
Ser. 4165, Class TI, IO, 3s, 2042	34,635,760	4,045,457
Ser. 4210, Class PI, IO, 3s, 2041	27,638,522	2,693,676
Ser. 4203, Class DI, IO, 3s, 2033	64,400,018	7,483,986
Ser. 304, Class C45, IO, 3s, 2027	76,865,538	8,154,888
FRB Ser. T-56, Class A, IO, 0.524s, 2043	231,679	3,919
FRB Ser. T-57, Class 1AX, IO, 0.389s, 2043	15,204,782	151,447
Ser. 3314, PO, zero %, 2036	85,981	83,430
Ser. 3326, Class WF, zero %, 2035	51,235	40,989
Ser. 1208, Class F, PO, zero %, 2022	49,962	46,423
FRB Ser. T-56, Class 2, IO, zero %, 2043	260,655	1
Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 23.93s, 2036	1,122,647	1,761,108
IFB Ser. 05-45, Class DA, 23.783s, 2035	2,373,776	3,678,943
IFB Ser. 05-83, Class QP, 16.942s, 2034	357,918	477,534
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	61,453	9,487
IFB Ser. 13-81, Class QS, IO, 6.026s, 2041	29,630,260	4,378,565
IFB Ser. 13-41, Class SP, IO, 6.026s, 2040	13,955,777	2,059,594
IFB Ser. 12-128, Class ST, IO, 5.976s, 2042	66,130,746	15,762,925
IFB Ser. 13-18, Class SB, IO, 5.976s, 2041	25,630,679	4,380,283
IFB Ser. 13-124, Class SB, IO, 5.776s, 2043	32,310,059	8,527,697
IFB Ser. 13-92, Class SA, IO, 5.776s, 2043	34,803,865	8,974,873
IFB Ser. 13-103, Class SK, IO, 5.746s, 2043	23,898,015	6,459,903
IFB Ser. 13-128, Class CS, IO, 5.726s, 2043	47,872,161	11,968,519

20     Diversified Income Trust

MORTGAGE-BACKED SECURITIES (42.9%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 13-102, Class SH, IO, 5.726s, 2043	$56,833,866	$14,433,529
Ser. 399, Class 2, IO, 5 1/2s, 2039	89,345	19,729
Ser. 374, Class 6, IO, 5 1/2s, 2036	3,301,953	547,332
Ser. 12-132, Class PI, IO, 5s, 2042	42,189,414	7,674,254
Ser. 10-13, Class EI, IO, 5s, 2038	435,469	3,739
Ser. 378, Class 19, IO, 5s, 2035	3,700,465	758,588
Ser. 12-127, Class BI, IO, 4 1/2s, 2042	19,918,781	4,475,352
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	30,233,777	4,658,118
Ser. 409, Class 81, IO, 4 1/2s, 2040	28,702,769	5,201,490
Ser. 404, Class 2, IO, 4 1/2s, 2040	284,681	54,356
Ser. 366, Class 22, IO, 4 1/2s, 2035	2,880,946	192,015
Ser. 418, Class C24, IO, 4s, 2043	57,572,280	10,463,313
Ser. 13-41, Class IP, IO, 4s, 2043	42,559,296	6,904,395
Ser. 13-44, Class PI, IO, 4s, 2043	20,504,361	3,285,503
Ser. 13-60, Class IP, IO, 4s, 2042	16,932,018	2,777,764
Ser. 13-1, Class PI, IO, 4s, 2042	36,689,054	6,608,432
Ser. 12-96, Class PI, IO, 4s, 2041	6,958,253	1,043,807
Ser. 406, Class 2, IO, 4s, 2041	28,690,677	4,033,909
Ser. 406, Class 1, IO, 4s, 2041	20,136,805	3,393,052
Ser. 409, Class C16, IO, 4s, 2040	19,498,533	3,169,056
Ser. 405, Class 2, IO, 4s, 2040	313,874	56,717
Ser. 418, Class C15, IO, 3 1/2s, 2043	132,831,529	24,708,737
Ser. 13-18, Class IN, IO, 3 1/2s, 2043	64,067,276	9,527,835
Ser. 13-70, Class CI, IO, 3 1/2s, 2043	16,672,614	2,014,052
Ser. 13-49, Class IP, IO, 3 1/2s, 2042	44,111,919	5,981,135
Ser. 13-40, Class YI, IO, 3 1/2s, 2042	38,364,147	5,442,913
Ser. 12-123, Class DI, IO, 3 1/2s, 2041	50,855,379	8,365,710
Ser. 12-151, Class PI, IO, 3s, 2043	72,147,770	9,076,189
Ser. 12-145, Class TI, IO, 3s, 2042	32,830,904	3,145,201
Ser. 13-35, Class IP, IO, 3s, 2042	20,225,393	2,130,777
Ser. 13-53, Class JI, IO, 3s, 2041	35,663,015	4,188,621
Ser. 13-30, Class IP, IO, 3s, 2041	34,059,524	3,181,160
Ser. 13-55, Class AI, IO, 3s, 2033	47,912,551	6,810,694
FRB Ser. 03-W10, Class 1, IO, 0.965s, 2043	6,477,630	152,325
FRB Ser. 00-T6, IO, 0.719s, 2030	7,578,099	161,035
FRB Ser. 01-T1, Class 1, IO, 0.705s, 2040	904,593	14,354
FRB Ser. 01-50, Class B1, IO, 0.41s, 2041	355,977	4,783
FRB Ser. 02-W8, Class 1, IO, 0.313s, 2042	11,355,148	134,842
Ser. 99-51, Class N, PO, zero %, 2029	98,826	88,944
Federal National Mortgage Association Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2, 4.724s, 2025	4,063,000	4,151,167
Government National Mortgage Association
IFB Ser. 10-15, Class SA, IO, 6.424s, 2039	12,875,993	2,019,857
IFB Ser. 14-115, Class DS, IO, 6.024s, 2044	45,697,590	10,494,909
IFB Ser. 13-116, Class SA, IO, 5.976s, 2043	41,689,543	7,800,114
IFB Ser. 14-119, Class JS, IO, 5.974s, 2044	32,209,378	7,983,030
IFB Ser. 13-129, Class SN, IO, 5.974s, 2043	22,498,437	3,856,907

Diversified Income Trust     21

MORTGAGE-BACKED SECURITIES (42.9%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 10-20, Class SC, IO, 5.974s, 2040	$18,404,885	$2,904,659
IFB Ser. 13-182, Class LS, IO, 5.964s, 2043	35,665,607	7,997,085
IFB Ser. 13-99, Class VS, IO, 5.926s, 2043	24,349,013	5,125,467
IFB Ser. 12-74, Class LS, IO, 5.924s, 2042	37,362,699	8,486,190
IFB Ser. 12-77, Class MS, IO, 5.924s, 2042	22,741,894	6,036,381
IFB Ser. 13-99, Class AS, IO, 5.874s, 2043	13,222,227	2,476,787
IFB Ser. 11-70, Class SM, IO, 5.716s, 2041	30,882,206	5,190,990
IFB Ser. 11-70, Class SH, IO, 5.716s, 2041	32,525,004	5,594,301
Ser. 14-4, Class PI, IO, 5s, 2043	22,859,934	4,008,718
Ser. 14-25, Class MI, IO, 5s, 2043	24,698,002	4,617,786
Ser. 13-3, Class IT, IO, 5s, 2043	13,633,753	2,568,785
Ser. 13-6, Class IC, IO, 5s, 2043	11,424,695	2,076,667
Ser. 12-146, IO, 5s, 2042	24,839,069	4,615,099
Ser. 13-6, Class CI, IO, 5s, 2042	8,504,619	1,461,349
Ser. 13-130, Class IB, IO, 5s, 2040	23,033,258	2,259,537
Ser. 13-16, Class IB, IO, 5s, 2040	28,099,631	1,983,101
Ser. 11-41, Class BI, IO, 5s, 2040	19,929,468	1,708,097
Ser. 10-35, Class UI, IO, 5s, 2040	69,753,905	13,471,060
Ser. 10-20, Class UI, IO, 5s, 2040	31,773,490	5,213,077
Ser. 10-9, Class UI, IO, 5s, 2040	155,298,389	29,057,388
Ser. 09-121, Class UI, IO, 5s, 2039	70,062,540	12,888,004
Ser. 13-34, Class IH, IO, 4 1/2s, 2043	40,841,031	6,840,832
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	6,771,335	1,107,858
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	20,842,845	3,396,550
Ser. 13-183, Class JI, IO, 4 1/2s, 2043	41,876,091	5,600,927
Ser. 14-108, Class IP, IO, 4 1/2s, 2042	7,539,678	1,272,773
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	15,255,506	1,010,830
Ser. 13-167, IO, 4 1/2s, 2040	35,514,884	4,614,527
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	24,864,120	3,919,083
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	60,352,039	10,441,492
Ser. 10-20, Class BI, IO, 4 1/2s, 2040	42,872,029	8,859,076
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	36,599,125	6,320,058
Ser. 14-71, Class PI, IO, 4 1/2s, 2039	51,336,529	8,512,110
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	16,531,047	1,620,373
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	23,050,686	2,065,572
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	7,528,350	426,105
Ser. 14-174, IO, 4s, 2044	38,250,454	7,307,847
Ser. 14-4, Class BI, IO, 4s, 2044	23,801,449	5,775,184
Ser. 14-4, Class IC, IO, 4s, 2044	28,913,255	5,139,331
Ser. 14-163, Class PI, IO, 4s, 2043	41,075,579	5,414,172
Ser. 13-165, Class IL, IO, 4s, 2043	15,835,430	2,497,564
Ser. 13-27, Class IJ, IO, 4s, 2043	20,563,435	3,148,056
Ser. 13-24, Class PI, IO, 4s, 2042	9,762,937	1,589,504
Ser. 12-106, Class QI, IO, 4s, 2042	28,777,844	4,853,671
Ser. 12-56, Class IB, IO, 4s, 2042	12,885,334	2,158,223
Ser. 12-8, Class PI, IO, 4s, 2041	47,975,553	6,090,923
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	26,929,625	2,692,989

22     Diversified Income Trust

MORTGAGE-BACKED SECURITIES (42.9%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-76, IO, 3 1/2s, 2043	$74,247,515	$8,399,621
Ser. 13-49, Class OI, IO, 3 1/2s, 2043	11,507,136	1,984,060
Ser. 13-28, IO, 3 1/2s, 2043	22,664,616	2,686,111
Ser. 13-54, Class JI, IO, 3 1/2s, 2043	44,516,087	5,491,950
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	43,043,047	5,135,466
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	32,025,992	4,014,778
Ser. 12-140, Class IC, IO, 3 1/2s, 2042	54,875,550	10,494,784
Ser. 12-128, Class IA, IO, 3 1/2s, 2042	46,601,971	8,912,674
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	27,564,031	3,934,765
Ser. 14-62, Class CI, IO, 3 1/2s, 2042	48,607,006	5,225,302
Ser. 13-37, Class LI, IO, 3 1/2s, 2042	49,997,653	6,478,696
Ser. 15-17, Class LI, IO, 3 1/2s, 2040	49,484,175	6,556,653
Ser. 12-48, Class AI, IO, 3 1/2s, 2036	22,125,382	3,279,424
Ser. 13-37, Class UI, IO, 3s, 2042	27,278,222	2,981,510
Ser. 13-41, Class MI, IO, 3s, 2041	26,109,266	2,838,338
Ser. 12-103, Class IL, IO, 3s, 2027	81,711,550	8,333,761
Ser. 06-36, Class OD, PO, zero %, 2036	24,135	21,533
Ser. 06-64, PO, zero %, 2034	67,138	66,508
Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A, IO, 6.1s, 2028	166,157	21,600
		885,170,707
Commercial mortgage-backed securities (16.4%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	28,347,000	29,320,039
Ser. 06-1, Class B, 5.49s, 2045	4,164,000	4,214,221
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5, Class XW, IO, 0.368s, 2051	160,005,884	1,265,647
Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class B, 5.431s, 2042	6,655,000	6,794,356
FRB Ser. 05-1, Class C, 5.431s, 2042	8,629,000	8,389,028
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A Ser. 01-1, Class K, 6 1/8s, 2036	168,184	163,391
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW12, Class AJ, 5.742s, 2038	14,155,000	14,533,349
FRB Ser. 07-PW16, Class AJ, 5.708s, 2040	12,200,000	12,610,652
FRB Ser. 06-PW11, Class AJ, 5.438s, 2039	1,580,000	1,617,525
Ser. 05-PWR7, Class D, 5.304s, 2041	4,190,000	4,177,472
Ser. 05-PWR7, Class C, 5.235s, 2041	4,945,000	4,884,924
Ser. 05-PWR7, Class B, 5.214s, 2041	7,239,000	7,275,195
Ser. 05-PWR9, Class C, 5.055s, 2042	3,745,000	3,761,515
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW11, Class C, 5.438s, 2039	8,260,000	8,268,343
CD Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.124s, 2044	8,486,000	8,421,289
FRB Ser. 07-CD5, Class XS, IO, 0.171s, 2044	114,220,979	412,999
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E, 5.569s, 2047	19,789,000	21,787,887

Diversified Income Trust     23

MORTGAGE-BACKED SECURITIES (42.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class B, 5.768s, 2049	$10,998,000	$11,041,662
Ser. 06-C5, Class AJ, 5.482s, 2049	7,567,000	7,523,172
FRB Ser. 05-C3, Class B, 5.029s, 2043	16,007,000	15,975,626
Citigroup Commercial Mortgage Trust 144A FRB Ser. 13-GC11, Class D, 4.458s, 2046	5,607,000	5,484,235
COMM Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.649s, 2044	1,792,000	1,946,650
FRB Ser. 12-CR1, Class D, 5.36s, 2045	3,472,000	3,714,137
FRB Ser. 14-CR18, Class D, 4.74s, 2047	11,080,000	10,525,050
FRB Ser. 13-LC6, Class D, 4.288s, 2046	2,887,000	2,786,667
Ser. 12-LC4, Class E, 4 1/4s, 2044	10,009,000	9,042,209
FRB Ser. 14-UBS6, Class D, 3.967s, 2047	17,069,000	15,073,763
Ser. 13-LC13, Class E, 3.719s, 2046	11,140,000	8,547,572
FRB Ser. 07-C9, Class AJFL, 0.865s, 2049	3,720,000	3,597,686
Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX, IO, 0.716s, 2039	195,892,093	1,753,371
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 5.971s, 2041	7,060,000	7,228,310
Credit Suisse First Boston Mortgage Securities Corp.
Ser. 05-C5, Class F, 5.1s, 2038	4,760,000	4,595,711
Ser. 05-C3, Class B, 4.882s, 2037	13,540,000	13,577,912
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)	4,992,492	2,496,246
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.42s, 2044	13,254,000	14,270,470
FFCA Secured Franchise Loan Trust 144A FRB Ser. 00-1, Class X, IO, 0.982s, 2020	11,963,296	182,799
First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class G, 5.35s, 2035	3,121,100	2,445,688
GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3, Class D, 4.986s, 2042	16,043,000	16,021,839
GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1, Class AJ, 5.271s, 2044	23,805,889	24,101,558
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3, Class B, 4.965s, 2041	2,699,290	2,793,766
GS Mortgage Securities Corp. II
Ser. 05-GG4, Class B, 4.841s, 2039	9,692,700	9,680,972
Ser. 05-GG4, Class AJ, 4.782s, 2039	8,008,563	8,016,572
GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.415s, 2046	8,151,000	8,122,553
FRB Ser. 05-GG4, Class XC, IO, 0.913s, 2039	81,874,220	90,062
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.637s, 2045	1,570,624	1,674,128
Ser. 11-GC3, Class E, 5s, 2044	8,510,000	8,180,793
JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12, Class D, 4.087s, 2045	11,056,000	10,584,625
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class E, 4.31s, 2047	7,852,000	6,468,948
FRB Ser. 14-C25, Class D, 3.95s, 2047	26,114,000	23,339,962

24     Diversified Income Trust

MORTGAGE-BACKED SECURITIES (42.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.075s, 2051	$15,363,000	$16,176,624
FRB Ser. 06-LDP7, Class B, 5.841s, 2045	9,729,000	6,875,962
Ser. 06-LDP6, Class AJ, 5.565s, 2043	12,113,000	12,208,814
Ser. 06-LDP8, Class B, 5.52s, 2045	5,447,000	5,493,681
FRB Ser. 06-LDP6, Class B, 5.499s, 2043	11,811,500	11,823,140
FRB Ser. 05-LDP3, Class D, 5.203s, 2042	10,753,000	10,798,163
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	13,871,000	13,923,697
FRB Ser. 13-LC11, Class D, 4.24s, 2046	1,283,000	1,246,065
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.175s, 2051	9,324,000	8,922,229
FRB Ser. 11-C3, Class E, 5.568s, 2046	16,380,000	17,899,895
FRB Ser. 12-C6, Class E, 5.208s, 2045	8,474,000	8,842,655
FRB Ser. 12-C8, Class E, 4.666s, 2045	1,642,000	1,652,723
FRB Ser. 13-C13, Class D, 4.056s, 2046	10,272,000	9,942,154
Ser. 13-C13, Class E, 3.986s, 2046	9,387,000	7,800,818
Ser. 13-C10, Class E, 3 1/2s, 2047	14,081,000	11,353,510
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	9,312,000	7,297,814
FRB Ser. 07-CB20, Class X1, IO, 0.314s, 2051	221,645,640	1,578,339
LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	3,549,371	3,771,207
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,729,779
LB-UBS Commercial Mortgage Trust
FRB Ser. 05-C2, Class D, 6.284s, 2040	2,762,975	2,773,115
Ser. 06-C3, Class AJ, 5.72s, 2039	9,917,000	9,954,784
Ser. 06-C6, Class E, 5.541s, 2039	9,358,000	9,169,156
Ser. 06-C6, Class D, 5.502s, 2039	3,660,000	3,576,955
Ser. 07-C1, Class AJ, 5.484s, 2040	3,228,000	3,275,710
FRB Ser. 06-C6, Class C, 5.482s, 2039	20,994,000	20,574,120
Ser. 06-C1, Class AJ, 5.276s, 2041	7,954,000	8,090,013
Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS, IO, 2.371s, 2028	96,736	7
Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.267s, 2051	4,285,000	4,677,420
FRB Ser. 05-CKI1, Class C, 5.282s, 2037	10,136,000	10,121,201
FRB Ser. 05-CIP1, Class C, 5.27s, 2038	8,482,000	8,072,744
FRB Ser. 05-CIP1, Class B, 5.24s, 2038	6,711,000	6,643,890
Ser. 04-KEY2, Class D, 5.046s, 2039	4,390,000	4,385,171
Ser. 05-MCP1, Class D, 5.023s, 2043	4,029,000	4,023,440
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class X, IO, 8.441s, 2037	455,025	75,898
FRB Ser. 07-C5, Class X, IO, 4.742s, 2049	4,838,230	544,301
ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	18,565,000	18,833,450
Ser. 06-4, Class AJ, 5.239s, 2049	4,325,000	4,373,008
ML-CFC Commercial Mortgage Trust 144A Ser. 06-4, Class AJFX, 5.147s, 2049	9,331,000	9,208,017

Diversified Income Trust     25

MORTGAGE-BACKED SECURITIES (42.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class G, 4 1/2s, 2045	$4,901,000	$4,383,699
FRB Ser. 13-C11, Class D, 4.416s, 2046	6,188,000	6,081,566
Ser. 13-C13, Class F, 3.707s, 2046	7,659,000	6,355,515
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558s, 2044	10,422,000	10,293,809
FRB Ser. 06-HQ8, Class D, 5.493s, 2044	8,329,000	8,277,360
Ser. 06-HQ10, Class AJ, 5.389s, 2041	7,059,000	7,118,719
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.183s, 2049	6,162,870	6,629,399
Morgan Stanley Capital I, Inc. 144A FRB Ser. 04-RR, Class F7, 6s, 2039	8,981,294	8,506,991
STRIPS III, Ltd. 144A FRB Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)	1,590,000	318,000
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	4,547,497	1,136,874
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 4.959s, 2049	534,000	552,411
FRB Ser. 13-C6, Class D, 4.351s, 2046	17,376,000	16,833,869
Ser. 13-C6, Class E, 3 1/2s, 2046	18,360,000	14,916,350
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 5.994s, 2045	27,153,000	27,410,410
FRB Ser. 06-C25, Class AJ, 5.715s, 2043	9,086,000	9,349,494
Ser. 06-C24, Class AJ, 5.658s, 2045	12,485,000	12,698,494
FRB Ser. 05-C21, Class D, 5.272s, 2044	24,100,000	24,327,143
FRB Ser. 05-C20, Class B, 5.233s, 2042	11,476,000	11,586,261
FRB Ser. 07-C34, IO, 0.306s, 2046	62,751,609	470,637
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 04-C11, Class G, 5.191s, 2041	5,825,000	5,809,680
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 12-LC5, Class E, 4.778s, 2045	8,580,000	8,226,504
FRB Ser. 13-LC12, Class D, 4.301s, 2046	25,618,111	24,435,906
Ser. 13-LC12, Class E, 3 1/2s, 2046	11,829,000	9,280,747
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.635s, 2044	3,311,000	3,671,601
Ser. 12-C6, Class E, 5s, 2045	7,840,000	7,311,976
Ser. 11-C3, Class E, 5s, 2044	8,644,000	8,270,408
FRB Ser. 12-C9, Class D, 4.803s, 2045	3,717,000	3,776,175
FRB Ser. 13-C18, Class D, 4.672s, 2046	23,917,000	23,686,889
FRB Ser. 13-C12, Class D, 4.355s, 2048	6,085,000	6,005,773
Ser. 14-C19, Class D, 4.234s, 2047	21,285,000	19,983,997
Ser. 13-C12, Class E, 3 1/2s, 2048	15,114,000	12,089,158
		998,288,030
Residential mortgage-backed securities (non-agency) (11.9%)
Banc of America Funding Trust
FRB Ser. 06-G, Class 3A3, 5 3/4s, 2036	10,133,341	9,728,008
FRB Ser. 14-R7, Class 3A2, 2.615s, 2036	4,879,406	4,111,875
Banc of America Funding Trust 144A FRB Ser. 15-R2, Class 7A2, 0.448s, 2036	10,400,647	7,904,492

26     Diversified Income Trust

MORTGAGE-BACKED SECURITIES (42.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Barclays Capital, LLC Trust 144A FRB Ser. 12-RR2, Class 5A15, 6.208s, 2036	$18,715,183	$17,901,073
BCAP, LLC 144A FRB Ser. 13-RR1, Class 9A4, 6.322s, 2036	2,377,000	2,404,336
BCAP, LLC Trust FRB Ser. 12-RR5, Class 4A8, 0.341s, 2035	20,524,000	18,697,916
BCAP, LLC Trust 144A
FRB Ser. 12-RR10, Class 9A2, 2.687s, 2035	9,361,295	8,893,230
FRB Ser. 15-RR2, Class 26A2, 2.614s, 2036	4,331,753	3,846,163
FRB Ser. 09-RR10, Class 7A2, 2.41s, 2035	7,941,178	7,385,296
FRB Ser. 09-RR6, Class 1A2, 2.41s, 2035	7,751,421	7,053,793
Bear Stearns Alt-A Trust 144A FRB Ser. 06-7, Class 1AE4, 2.633s, 2046	10,128,456	7,237,794
Bear Stearns Asset Backed Securities I Trust
FRB Ser. 04-FR3, Class M6, 5.046s, 2034	256,410	180,015
FRB Ser. 06-PC1, Class M3, 0.611s, 2035 F	8,000,000	6,095,000
FRB Ser. 06-HE5, Class M1, 0.474s, 2036	7,680,000	5,470,464
Citigroup Mortgage Loan Trust FRB Ser. 07-WFH2, Class M1, 0.574s, 2037	31,001,000	24,977,506
Citigroup Mortgage Loan Trust 144A
FRB Ser. 09-2, Class 1A2, 2.757s, 2036	8,349,832	7,118,232
FRB Ser. 12-4, Class 3A2, 2.65s, 2036	9,176,059	8,121,271
FRB Ser. 13-7, Class 3A2, 2.58s, 2035	6,485,842	5,788,614
Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A3, 1.688s, 2035	14,916,838	13,148,476
FRB Ser. 05-76, Class 2A1, 1.128s, 2036	8,875,560	7,859,308
FRB Ser. 05-38, Class A3, 0.524s, 2035	62,518,109	54,234,460
FRB Ser. 05-59, Class 1A1, 0.504s, 2035	48,974,243	39,791,573
FRB Ser. 05-62, Class 1A1, 0.474s, 2035	32,956,958	27,255,404
FRB Ser. 07-OA10, Class 2A1, 0.424s, 2047	10,732,856	8,945,299
FRB Ser. 06-OA3, Class 1A1, 0.374s, 2036	22,458,431	18,472,060
FRB Ser. 06-OA8, Class 1A1, 0.364s, 2046	11,924,673	9,772,270
Countrywide Asset-Backed Certificates Trust
Ser. 05-3, Class MF1, 5.293s, 2035	11,503,634	10,583,343
FRB Ser. 05-4, Class MV5, 0.841s, 2035 F	12,800,000	10,240,000
FRB Ser. 05-16, Class MV2, 0.651s, 2036	8,015,000	6,011,250
FRB Ser. 05-17, Class MV1, 0.631s, 2036 F	16,250,000	13,000,000
FRB Ser. 06-3, Class M1, 0.544s, 2036	8,000,000	6,000,000
FRB Ser. 06-4, Class M1, 0.524s, 2036	19,375,000	13,688,438
FRB Ser. 06-13, Class 3AV3, 0.421s, 2037 F	14,926,000	11,418,390
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 06-OA5, Class 1A1, 0.374s, 2046	6,067,481	5,133,089
Credit Suisse Mortgage Capital Certificates 144A FRB Ser. 10-2R, Class 2A6, 2.543s, 2036	7,000,000	6,151,600
CSMC Trust 144A
FRB Ser. 10-20R, Class 7A4, 3 1/2s, 2037	23,691,000	21,573,025
FRB Ser. 13-3R, Class 5A2, 2.499s, 2036	10,635,353	7,763,808
FRB Ser. 13-3R, Class 4A2, 2.439s, 2036	8,592,553	6,809,598
FRB Ser. 08-4R, Class 1A4, 0.571s, 2037	5,000,000	4,275,000
FRB Ser. 13-5R, Class 1A6, 0.432s, 2036	17,525,000	14,393,283
Diversified Income Trust     27

MORTGAGE-BACKED SECURITIES (42.9%)* cont.		Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes FRB Ser. 15-HQ1, Class B, 10.923s, 2025		$6,190,000	$6,190,956
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.07s, 2043 (United Kingdom)	GBP	2,706,624	4,102,934
FRB Ser. 03-2, Class 2C1, 2.852s, 2043 (United Kingdom)	EUR	7,263,000	8,039,924
Green Tree Home Improvement Loan Trust
Ser. 95-D, Class B2, 7.45s, 2025		$13,307	13,284
Ser. 95-F, Class B2, 7.1s, 2021		15,666	15,644
GSAA Trust FRB Ser. 05-4, Class M2, 0.874s, 2035		8,305,000	6,565,891
Jefferies Resecuritization Trust 144A FRB Ser. 09-R3, Class 3A2, 4.967s, 2035		9,896,266	8,758,195
JPMorgan Resecuritization Trust 144A FRB Ser. 12-1, Class 2A2, 2.458s, 2047		10,016,295	7,744,599
MortgageIT Trust
FRB Ser. 05-3, Class M1, 0.644s, 2035		5,656,229	5,034,044
FRB Ser. 05-5, Class M1, 0.624s, 2035		13,806,840	11,968,259
FRB Ser. 05-3, Class A2, 0.524s, 2035		6,976,051	6,261,006
Newcastle Mortgage Securities Trust FRB Ser. 06-1, Class M2, 0.544s, 2036		8,730,000	6,947,334
Nomura Resecuritization Trust 144A FRB Ser. 14-7R, Class 2A3, 0.371s, 2035		7,513,012	6,208,002
Opteum Mortgage Acceptance Corp. Trust FRB Ser. 05-4, Class 1A2, 0.564s, 2035		10,715,897	9,751,466
RBSSP Resecuritization Trust 144A FRB Ser. 09-12, Class 16A2, 2.568s, 2035		7,000,000	6,282,500
Residential Asset Mortgage Products Trust FRB Ser. 05-RZ4, Class M3, 0.694s, 2035		7,175,000	5,900,003
Residential Asset Securities Corp. Trust FRB Ser. 05-KS6, Class M6, 0.874s, 2035		7,197,000	6,082,252
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 06-AR1, Class 2A1B, 1.198s, 2046		13,839,879	12,386,691
FRB Ser. 06-AR3, Class A1B, 1.128s, 2046		20,314,574	16,515,749
FRB Ser. 06-AR4, Class 1A1B, 1.061s, 2046		9,577,991	8,284,963
FRB Ser. 05-AR19, Class A1C3, 0.674s, 2045		15,766,287	13,913,749
FRB Ser. 05-AR13, Class A1C3, 0.664s, 2045		31,192,025	27,448,982
FRB Ser. 05-AR8, Class 2AC2, 0.634s, 2045		9,838,488	8,839,882
FRB Ser. 05-AR11, Class A1B2, 0.624s, 2045		5,655,909	5,118,598
FRB Ser. 05-AR13, Class A1B2, 0.604s, 2045		7,060,050	6,336,395
FRB Ser. 05-AR17, Class A1B2, 0.584s, 2045		2,591,635	2,245,133
FRB Ser. 05-AR19, Class A1C4, 0.574s, 2045		5,900,417	5,165,225
FRB Ser. 05-AR11, Class A1B3, 0.574s, 2045		11,260,580	10,162,673
FRB Ser. 05-AR8, Class 2AC3, 0.564s, 2045		3,410,284	3,043,679
FRB Ser. 05-AR1, Class A1B, 0.564s, 2045		5,074,015	4,652,872
FRB Ser. 05-AR6, Class 2A1C, 0.514s, 2045		12,433,996	11,128,427
Wells Fargo Mortgage Loan Trust 144A FRB Ser. 12-RR2, Class 1A2, 0.351s, 2047		19,227,455	14,228,317
			724,772,380
Total mortgage-backed securities (cost $2,572,097,457)			$2,608,231,117

28     Diversified Income Trust

CORPORATE BONDS AND NOTES (33.8%)*	Principal amount	Value
Basic materials (3.2%)
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	$1,575,000	$1,714,701
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	1,820,000	1,947,968
ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	6,297,000	7,702,018
ArcelorMittal SA sr. unsec. unsub. notes 7 3/4s, 2039 (France)	1,517,000	1,592,850
ArcelorMittal SA sr. unsec. unsub. notes 5 1/4s, 2017 (France)	500,000	520,000
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	6,152,000	6,459,600
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	6,575,000	6,624,313
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	3,529,000	3,811,320
Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s, 2022 (Mexico)	955,000	1,083,925
Cemex Finance, LLC 144A company guaranty sr. notes 6s, 2024 (Mexico)	2,555,000	2,548,613
Cemex SAB de CV 144A company guaranty sr. notes 9 1/2s, 2018 (Mexico)	845,000	937,105
Cemex SAB de CV 144A company guaranty sr. notes 7 1/4s, 2021 (Mexico)	4,650,000	4,963,875
Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s, 2019 (Mexico)	2,985,000	3,171,563
Cemex SAB de CV 144A company guaranty sr. notes 6 1/8s, 2025 (Mexico)	800,000	807,760
Cemex SAB de CV 144A company guaranty sr. notes 5 7/8s, 2019 (Mexico)	200,000	206,500
Cemex SAB de CV 144A company guaranty sr. notes 5.7s, 2025 (Mexico)	2,190,000	2,159,888
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	4,447,000	4,463,676
Coveris Holdings SA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg)	3,855,000	3,941,738
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	5,278,000	5,357,170
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	2,238,000	2,210,025
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7 1/4s, 2022 (Canada)	1,725,000	1,591,313
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	3,676,000	3,391,110
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	5,890,000	6,302,300
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	2,762,000	3,193,563
HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	4,385,000	4,516,550
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	1,270,000	1,162,050
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	283,000	249,748
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	3,044,000	3,165,760
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	3,420,000	3,556,800

Diversified Income Trust     29

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount	Value
Basic materials cont.
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	$3,867,000	$4,137,690
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	6,675,000	6,675,000
Huntsman International, LLC 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	2,358,000	2,363,895
Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s, 2020 (United Kingdom)	1,205,000	1,268,263
INEOS Group Holdings SA 144A company guaranty sr. unsec. notes 6 1/8s, 2018 (Luxembourg)	4,265,000	4,286,325
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	2,472,000	2,682,120
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	2,634,000	2,811,795
Mercer International, Inc. company guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)	3,146,000	3,334,760
Momentive Performance Materials, Inc. company guaranty sr. notes 3.88s, 2021	5,118,000	4,529,430
Momentive Performance Materials, Inc. escrow company guaranty sr. notes 8 7/8s, 2020 F	5,118,000	51
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	4,242,000	4,194,278
NOVA Chemicals Corp. 144A sr. unsec. notes 5s, 2025 (Canada)	880,000	919,600
Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s, 2017 (Sweden)	6,025,000	6,235,875
Platform Specialty Products Corp. 144A sr. unsec. notes 6 1/2s, 2022	1,415,000	1,471,600
PQ Corp. 144A sr. notes 8 3/4s, 2018	3,643,000	3,770,505
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	329,000	321,598
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	4,766,000	4,813,660
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	7,308,000	7,158,632
Sealed Air Corp. 144A company guaranty sr. unsec. notes 8 3/8s, 2021	1,526,000	1,716,750
Sealed Air Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2033	4,691,000	4,937,278
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	2,730,000	3,037,125
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	4,264,000	4,471,870
Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	1,630,000	1,687,050
Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	1,161,000	1,184,220
Smurfit Kappa Acquisitions 144A company guaranty sr. notes 4 7/8s, 2018 (Ireland)	985,000	1,031,788
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	921,000	1,114,410
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	305,000	325,588
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019	1,405,000	1,496,325
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	1,557,000	1,576,463
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	1,985,000	2,012,294

30     Diversified Income Trust

CORPORATE BONDS AND NOTES (33.8%)* cont.		Principal amount	Value
Basic materials cont.
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021		$585,000	$588,656
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021		4,808,000	4,820,020
TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020		3,057,000	2,797,155
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021		1,735,000	1,834,763
USG Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2025		560,000	571,200
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023		1,745,000	1,670,838
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024		5,055,000	5,396,213
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021		4,910,000	5,094,125
			197,693,010
Capital goods (2.4%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020		9,472,000	9,898,240
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019		6,529,000	7,426,738
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022		863,000	925,568
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024		2,480,000	2,480,000
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2022		4,375,000	4,402,344
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/2s, 2022		2,690,000	2,757,250
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024		5,762,000	5,805,215
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022		1,440,000	1,479,600
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		1,253,000	1,379,866
Bombardier, Inc. 144A sr. notes 4 1/4s, 2016 (Canada)		1,091,000	1,118,275
Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)		2,275,000	2,245,141
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020		3,624,000	3,969,621
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023		2,906,000	2,931,428
Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026		2,765,000	3,165,925
Gates Global, LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022		8,649,000	8,205,739
Huntington Ingalls Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2021		1,800,000	1,876,500
KION Finance SA 144A sr. unsub. notes 6 3/4s, 2020 (Luxembourg)	EUR	590,000	682,453
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		$4,209,000	5,962,006
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022		6,123,000	6,582,225
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023		7,299,000	6,824,565

Diversified Income Trust     31

CORPORATE BONDS AND NOTES (33.8%)* cont.		Principal amount	Value
Capital goods cont.
Moog, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2022		$2,445,000	$2,518,350
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		2,998,000	3,211,608
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022		7,965,000	8,263,688
Oshkosh Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2025		1,865,000	1,920,950
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2025		3,235,000	3,328,006
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018		7,057,000	7,462,778
Rexam PLC unsec. sub. FRB bonds 6 3/4s, 2067 (United Kingdom)	EUR	560,000	617,194
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020		$1,958,000	2,024,083
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9 7/8s, 2019		395,000	423,144
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)		4,095,000	4,381,650
Schaeffler Holding Finance BV 144A company guaranty sr. notes 6 7/8s, 2018 (Netherlands) ‡‡		2,120,000	2,218,050
Schaeffler Holding Finance BV 144A company guaranty sr. notes 6 3/4s, 2022 (Netherlands) ‡‡		950,000	1,026,000
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		1,830,000	1,939,800
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020		125,000	130,000
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		7,525,000	7,713,125
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021		525,000	564,375
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6 1/2s, 2024		6,195,000	6,225,975
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020		4,134,000	4,082,325
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022		5,022,000	5,411,205
			143,581,005
Communication services (4.3%)
Altice Financing SA 144A company guaranty sr. notes 6 5/8s, 2023 (Luxembourg)		1,050,000	1,080,188
Altice Finco SA 144A company guaranty sr. unsec. unsub. notes 7 5/8s, 2025 (Luxembourg)		540,000	552,150
Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)		11,145,000	11,340,038
Altice SA 144A company guaranty sr. unsec. notes 7 5/8s, 2025 (Luxembourg)		680,000	683,400
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		2,000,000	2,250,000
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		244,000	270,840
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021		3,189,000	3,344,464

32     Diversified Income Trust

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	$1,609,000	$1,649,225
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	7,587,000	7,681,838
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019	1,347,000	1,402,564
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 3/4s, 2024	3,810,000	3,924,300
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 1/2s, 2022	5,408,000	5,529,680
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	9,201,000	10,132,601
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	380,000	399,000
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	6,459,000	6,781,950
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	1,520,000	1,573,200
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	4,210,000	4,683,625
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024	3,728,000	3,802,560
Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	6,625,000	6,634,938
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	3,940,000	3,944,925
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 4 1/4s, 2018	3,588,000	3,605,940
Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	2,620,000	2,950,775
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	3,295,000	3,303,238
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024	475,000	494,594
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019	1,949,000	2,114,665
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021	766,000	842,600
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	1,949,000	2,005,034
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)	2,819,000	2,593,480
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	7,780,000	7,177,050
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 6 3/4s, 2018 (Luxembourg)	2,470,000	2,420,600
Level 3 Communications, Inc. sr. unsec. unsub. notes 5 3/4s, 2022	3,105,000	3,188,525
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020	2,993,000	3,243,664
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020	183,000	195,353
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	1,720,000	1,803,850
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	4,399,000	4,508,975
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †	459,000	425,723
Numericable Group SA 144A sr. bonds 6 1/4s, 2024 (France)	7,016,000	7,138,710

Diversified Income Trust     33

CORPORATE BONDS AND NOTES (33.8%)* cont.		Principal amount	Value
Communication services cont.
Numericable Group SA 144A sr. notes 6s, 2022 (France)		$6,270,000	$6,350,614
Numericable-SFR 144A sr. bonds 5 5/8s, 2024 (France)	EUR	860,000	975,575
PAETEC Holding Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		$3,202,000	3,378,110
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)		2,618,000	2,696,540
Qwest Corp. sr. unsec. notes 6 3/4s, 2021		1,757,000	2,013,961
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,375,000	1,598,600
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020		520,000	546,650
Sprint Capital Corp. company guaranty 6 7/8s, 2028		5,995,000	5,500,413
Sprint Communications, Inc. sr. unsec. unsub. notes 8 3/8s, 2017		3,040,000	3,298,400
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		3,538,000	3,582,225
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018		3,070,000	3,522,825
Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023		10,036,000	10,236,720
Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021		7,645,000	7,683,225
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021		800,000	839,000
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023		5,871,000	6,149,873
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025		3,740,000	3,859,306
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021		4,663,000	4,861,178
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		4,357,000	4,493,156
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023		3,889,000	3,985,019
Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s, 2024 (Luxembourg)	EUR	2,690,000	3,236,281
Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s, 2022 (Luxembourg)	EUR	790,000	921,651
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH company guaranty sr. notes 5 5/8s, 2023 (Germany)	EUR	2,210,000	2,578,289
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH company guaranty sr. notes Ser. REGS, 5 3/4s, 2023 (Germany)	EUR	2,416,000	2,818,618
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A company guaranty sr. notes 5 1/8s, 2023 (Germany)	EUR	2,130,000	2,453,351
Unitymedia KabelBW GmbH 144A company guaranty notes 9 1/2s, 2021 (Germany)	EUR	665,000	809,613
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)		$8,535,000	8,791,050
Virgin Media Finance PLC 144A company guaranty sr. unsec. unsub. notes 4 1/2s, 2025 (United Kingdom)	EUR	3,165,000	3,550,797
Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021 (United Kingdom)	GBP	2,160,000	3,355,284
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022		$5,867,000	5,720,325

34     Diversified Income Trust

CORPORATE BONDS AND NOTES (33.8%)* cont.		Principal amount	Value
Communication services cont.
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019		$9,201,000	$9,891,075
Wind Acquisition Finance SA 144A company guaranty sr. unsec. bonds 7 3/8s, 2021 (Luxembourg)		3,490,000	3,620,875
Wind Acquisition Finance SA 144A sr. bonds 4s, 2020 (Luxembourg)	EUR	2,375,000	2,579,767
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017		$2,884,000	3,125,535
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021		2,760,000	2,753,100
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023		1,595,000	1,431,513
Ziggo Bond Finance BV 144A sr. unsec. notes 4 5/8s, 2025 (Netherlands)	EUR	1,025,000	1,141,974
			260,024,750
Consumer cyclicals (5.9%)
Academy, Ltd./Academy Finance Corp. 144A company guaranty sr. unsec. notes 9 1/4s, 2019		$865,000	916,900
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022		7,019,000	7,001,453
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020		2,673,000	2,926,935
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022		2,740,000	2,842,750
American Tire Distributors, Inc. 144A sr. unsec. sub. notes 10 1/4s, 2022		665,000	691,600
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		2,248,000	2,526,127
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020		4,597,000	5,056,700
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017		1,696,000	1,679,040
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021		2,336,000	1,927,200
Boyd Gaming Corp. company guaranty sr. unsec. notes 9 1/8s, 2018		600,000	627,000
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)		2,839,000	2,966,755
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)		3,785,000	3,927,695
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021		1,965,000	2,087,813
Building Materials Corp. of America 144A sr. unsec. notes 5 3/8s, 2024		6,106,000	6,197,590
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021		945,000	975,713
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024		775,000	792,438
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022		916,000	929,740

Diversified Income Trust     35

CORPORATE BONDS AND NOTES (33.8%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023		$3,261,000	$3,244,695
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021		566,000	607,035
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020		1,357,000	1,431,635
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022		7,827,000	8,237,918
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		2,394,000	2,346,120
Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024		2,155,000	2,222,344
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023		7,056,000	7,514,640
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021		2,199,000	2,286,960
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		2,270,000	2,372,150
Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019		2,260,000	2,452,100
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 3/4s, 2023		1,330,000	1,399,825
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 1/4s, 2020		930,000	974,175
FCA US, LLC/CG Co-Issuer, Inc. company guaranty notes 8 1/4s, 2021		6,058,000	6,718,988
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)		1,450,000	1,493,500
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		2,635,000	3,061,659
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020		1,617,000	1,685,723
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019		1,676,000	1,755,610
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021		5,252,000	5,357,040
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)		2,000,000	1,947,600
General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043		1,000,000	1,225,062
General Motors Co. sr. unsec. unsub. notes 5.2s, 2045		1,885,000	2,045,858
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		2,617,000	2,623,543
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		4,821,000	4,941,525
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		885,000	909,338
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		5,427,000	5,711,918
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	4,536,000	3,764,928
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020		$922,000	461,000
Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)		900,000	1,109,865
Grupo Televisa SAB sr. unsec. notes 6s, 2018 (Mexico)		418,000	474,050
Grupo Televisa SAB sr. unsec. unsub. notes Ser. EMTN, 7 1/4s, 2043 (Mexico)	MXN	25,900,000	1,490,309

36     Diversified Income Trust

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	$5,340,000	$5,593,650
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡	2,540,000	2,565,400
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021	5,904,000	5,653,080
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019	6,482,000	6,417,180
Interactive Data Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2019	889,000	897,890
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021	1,008,000	1,035,720
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020	1,235,000	1,333,800
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	4,588,000	4,762,918
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	700,000	679,000
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	4,914,000	4,926,285
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	1,807,000	2,064,498
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	1,325,000	1,457,500
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	2,567,000	2,701,768
Lamar Media Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	2,250,000	2,345,625
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	4,985,000	5,296,563
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	5,759,000	5,859,783
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	1,000,000	1,027,500
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	1,370,000	1,414,525
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	2,330,000	2,417,375
Masonite International Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	1,515,000	1,552,875
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	3,490,000	3,359,125
Media General Financing Sub, Inc. 144A sr. unsec. notes 5 7/8s, 2022	2,505,000	2,555,100
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	5,723,000	6,137,918
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	3,473,000	3,524,748
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	3,544,000	3,778,790
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	7,785,776	8,428,103
Navistar International Corp. sr. notes 8 1/4s, 2021	3,377,000	3,288,354
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	1,317,000	1,343,340

Diversified Income Trust     37

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	$4,696,000	$4,977,760
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8s, 2021	1,280,000	1,356,800
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	6,477,000	6,671,310
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	2,343,000	2,474,208
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	3,730,000	3,991,100
Outfront Media Capital LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 7/8s, 2025	2,510,000	2,654,325
Outfront Media Capital LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 5/8s, 2024	4,537,000	4,752,508
Owens Corning company guaranty sr. unsec. notes 9s, 2019	692,000	836,690
Owens Corning company guaranty sr. unsec. unsub. notes 4.2s, 2024	3,560,000	3,670,032
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	5,054,000	5,016,095
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	4,243,000	4,455,150
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/8s, 2024	3,010,000	3,100,300
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	1,933,000	2,034,483
Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	2,278,000	2,340,645
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	1,625,000	1,893,125
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 6s, 2035	280,000	278,600
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	3,275,000	3,311,844
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	4,114,000	4,196,280
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019	394,000	417,640
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	2,820,000	2,953,950
Sabre GLBL, Inc. 144A sr. notes 8 1/2s, 2019	2,135,000	2,284,450
Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s, 2017 (Netherlands)	1,220,000	1,360,300
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	1,084,000	975,600
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	1,000,000	745,000
Scientific Games International, Inc. 144A company guaranty sr. notes 7s, 2022	3,145,000	3,215,763
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 10s, 2022	6,260,000	5,853,100
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	2,019,000	2,135,093
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021	528,000	541,860
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	781,000	818,254
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	6,332,000	6,442,810

38     Diversified Income Trust

CORPORATE BONDS AND NOTES (33.8%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024		$4,426,000	$4,625,170
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020		4,742,000	4,943,535
Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022		200,000	211,500
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021		6,791,000	6,977,753
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022		90,000	96,075
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020		215,000	227,900
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020		662,000	698,410
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021		4,996,000	5,295,760
Standard Pacific Corp. company guaranty sr. unsec. notes 5 7/8s, 2024		1,770,000	1,818,675
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		2,763,000	2,631,758
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024		1,170,000	1,143,675
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021		6,096,000	6,019,800
Thomas Cook Finance PLC 144A company guaranty sr. unsec. bonds 6 3/4s, 2021 (United Kingdom)	EUR	7,112,000	8,173,230
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019		$1,000,000	1,065,860
Tri Pointe Holdings, Inc. 144A sr. unsec. unsub. notes 5 7/8s, 2024		6,514,000	6,367,435
TRW Automotive, Inc. 144A company guaranty sr. notes 7 1/4s, 2017		4,975,000	5,441,406
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021		475,000	483,906
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021		2,084,000	2,227,275
			362,563,173
Consumer staples (2.0%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	BRL	11,100,000	3,425,765
Ashtead Capital, Inc. 144A company guaranty notes 5 5/8s, 2024		$3,455,000	3,601,838
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022		8,331,000	8,872,515
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		2,185,000	2,247,819
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022		3,081,000	3,111,748
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)		7,210,000	7,462,350
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019		4,887,000	5,033,610
CEC Entertainment, Inc. company guaranty sr. unsec. notes 8s, 2022		1,892,000	1,868,350
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021		6,833,000	7,072,155

Diversified Income Trust     39

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount	Value
Consumer staples cont.
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	$470,000	$482,925
Constellation Brands, Inc. company guaranty sr. unsec. notes 3 3/4s, 2021	2,850,000	2,914,125
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	2,401,000	2,578,074
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	1,349,000	1,537,860
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 3/4s, 2024	375,000	396,563
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019	300,000	309,000
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	6,545,000	6,545,000
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	1,337,000	1,345,356
Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	2,870,000	2,880,763
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	5,410,000	4,760,800
ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s, 2023 (Brazil)	1,220,000	1,184,986
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)	680,000	722,500
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	3,515,000	3,712,719
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	1,675,000	1,769,219
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	915,000	949,313
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	7,770,000	8,333,325
Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes 5 3/4s, 2025	2,730,000	2,791,425
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	2,010,000	2,035,125
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	4,928,000	5,088,160
Rite Aid Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2023	3,770,000	3,864,250
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	6,261,000	6,871,448
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	2,683,000	2,770,198
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 1/2s, 2025	2,680,000	2,730,250
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	920,000	993,600
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	1,582,000	1,674,943
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	2,372,000	2,389,790
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	4,080,000	4,386,000
		118,713,867

40     Diversified Income Trust

CORPORATE BONDS AND NOTES (33.8%)* cont.		Principal amount	Value
Energy (5.1%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021		$1,950,000	$492,375
Antero Resources Corp. company guaranty sr. unsec. notes 5 1/8s, 2022		2,315,000	2,222,400
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023		2,090,000	2,069,100
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021		4,494,000	4,359,180
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)		4,677,000	4,279,455
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)		407,000	373,423
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020		355,000	315,063
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024		4,474,000	3,925,935
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020		2,160,000	1,949,400
Chaparral Energy, Inc. company guaranty sr. unsec. notes 9 7/8s, 2020		1,640,000	1,213,600
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021		260,000	179,400
Chesapeake Energy Corp. company guaranty sr. unsec. bonds 6 1/4s, 2017	EUR	565,000	645,930
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023		$475,000	463,125
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022		1,572,000	1,473,750
Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021		215,000	217,688
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022		3,280,000	3,439,900
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		4,633,000	4,667,748
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022		896,000	902,720
CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022		3,920,000	3,547,600
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022		4,701,000	4,207,395
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018		2,050,000	1,209,500
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2022		4,451,000	4,050,410
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2021		1,011,000	930,120
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022		1,777,000	1,883,620
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023		438,000	464,828
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022		2,440,000	1,793,400

Diversified Income Trust     41

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount	Value
Energy cont.
Gazprom OAO Via Gaz Capital SA sr. unsec. notes Ser. REGS, EMTN, 7.288s, 2037 (Russia)	$1,810,000	$1,783,556
Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s, 2037 (Russia)	1,280,000	1,257,600
Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes 9 1/4s, 2019 (Russia)	3,305,000	3,558,890
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	6,571,000	6,735,275
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	2,835,000	1,998,675
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	6,018,000	4,182,510
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	1,625,000	1,750,938
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	780,000	803,400
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	3,725,000	3,501,500
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	1,492,000	962,340
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	7,718,000	5,556,960
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	3,185,000	2,518,141
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2019	2,945,000	2,475,641
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	5,945,000	4,696,550
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 6 1/8s, 2020 (Russia)	5,000,000	4,812,500
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563s, 2023 (Russia)	1,700,000	1,445,850
Lukoil International Finance BV 144A company guaranty sr. unsec. unsub. bonds 6.656s, 2022 (Russia)	2,380,000	2,332,400
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	4,300,000	4,493,500
Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	2,095,000	2,116,212
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	818,000	789,370
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	4,889,000	4,766,775
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	2,250,000	1,293,750
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	2,223,000	1,261,553
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	1,640,000	541,200
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	5,795,000	1,926,838
Pertamina Persero PT 144A sr. unsec. notes 6.45s, 2044 (Indonesia)	3,950,000	4,248,225
Pertamina Persero PT 144A sr. unsec. notes 5 1/4s, 2021 (Indonesia)	10,300,000	10,959,200

42     Diversified Income Trust

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount	Value
Energy cont.
Pertamina Persero PT 144A sr. unsec. notes 4 7/8s, 2022 (Indonesia)	$720,000	$749,952
Pertamina Persero PT 144A sr. unsec. unsub. notes 6s, 2042 (Indonesia)	1,425,000	1,443,525
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	5,465,000	5,478,663
Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)	29,790,000	12,422,430
Petroleos de Venezuela SA company guaranty sr. unsec. notes Ser. REGS, 8 1/2s, 2017 (Venezuela)	6,250,000	4,125,625
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5 3/8s, 2027 (Venezuela)	14,670,000	4,510,292
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	18,806,000	11,217,779
Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015 (Venezuela)	9,041,000	8,484,979
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)	52,764,000	34,829,428
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)	27,485,000	8,561,578
Petroleos de Venezuela SA 144A company guaranty sr. unsec. unsub. notes 9s, 2021 (Venezuela)	3,810,000	1,413,510
Petroleos Mexicanos company guaranty sr. unsec. notes 6 1/2s, 2041 (Mexico)	1,000,000	1,132,500
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico)	1,865,000	2,085,070
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 4 7/8s, 2024 (Mexico)	1,665,000	1,762,403
Petroleos Mexicanos company guaranty unsec. unsub. notes 6 5/8s, 2038 (Mexico)	760,000	855,000
Petroleos Mexicanos 144A company guaranty sr. unsec. notes 4 1/2s, 2026 (Mexico)	3,860,000	3,908,057
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 5 5/8s, 2046 (Mexico)	13,745,000	14,053,809
Rose Rock Midstream LP/Rose Rock Finance Corp. company guaranty sr. unsec. notes 5 5/8s, 2022	1,837,000	1,809,445
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	3,410,000	3,171,300
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	3,921,000	3,685,740
Sabine Pass Liquefaction, LLC company guaranty sr. notes 5 5/8s, 2023	3,130,000	3,122,175
Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022	3,810,000	3,933,825
Sabine Pass Liquefaction, LLC sr. notes 5 3/4s, 2024	1,640,000	1,648,200
Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	2,885,000	3,065,313
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	705,000	729,675
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	3,925,000	1,059,750
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	2,090,000	2,142,250
Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022	3,730,000	1,715,800

Diversified Income Trust     43

CORPORATE BONDS AND NOTES (33.8%)* cont.		Principal amount	Value
Energy cont.
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018		$4,236,000	$3,462,930
SM Energy Co. sr. unsec. notes 6 5/8s, 2019		1,105,000	1,118,813
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		985,000	1,004,700
Tervita Corp. 144A company guaranty sr. notes 9s, 2018 (Canada)	CAD	488,000	336,173
Tervita Corp. 144A sr. notes 8s, 2018 (Canada)		$2,590,000	2,298,625
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		655,000	373,481
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022		1,655,000	1,336,413
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		5,381,000	5,098,498
Whiting Canadian Holding Co. ULC company guaranty sr. unsec. unsub. notes 8 1/8s, 2019		540,000	565,650
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021		5,725,000	5,696,375
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		765,000	810,518
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023		5,409,000	5,469,851
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022		5,215,000	4,849,950
			309,586,464
Financials (5.2%)
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		1,815,000	1,932,975
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031		7,654,000	9,567,500
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020		3,135,000	3,738,488
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020		7,290,000	8,538,413
Ally Financial, Inc. unsec. sub. notes 8s, 2018		1,333,000	1,506,290
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058		1,221,000	1,731,439
Baggot Securities, Ltd. 144A jr. sub. notes 10.24s, perpetual maturity (Ireland)	EUR	15,215,000	17,190,691
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB bonds 9s, perpetual maturity (Spain)		$400,000	434,000
Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRN notes 9s, perpetual maturity (Brazil)		14,000,000	12,110,000
Banco do Brasil SA/Cayman 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		1,200,000	1,164,034
Banco Nacional de Costa Rica 144A sr. unsec. notes 4 7/8s, 2018 (Costa Rica)		2,200,000	2,230,140
Bank of America Corp. jr. unsec. sub. FRN notes Ser. Z, 6 1/2s, perpetual maturity		1,685,000	1,781,888
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB bonds 5.919s, perpetual maturity (Spain)		217,000	224,053
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025		1,600,000	1,720,000
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023		4,641,000	4,849,845
CIT Group, Inc. sr. unsec. notes 5s, 2023		2,850,000	2,921,250
CIT Group, Inc. sr. unsec. notes 5s, 2022		4,115,000	4,223,019
44     Diversified Income Trust

CORPORATE BONDS AND NOTES (33.8%)* cont.		Principal amount	Value
Financials cont.
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		$1,350,000	$1,420,875
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019		1,960,000	1,940,400
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		2,885,000	3,094,163
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		1,710,000	1,778,400
CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		2,620,000	1,879,850
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)		785,000	934,150
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019		1,939,000	1,032,518
Credit Acceptance Corp. company guaranty sr. unsec. bonds 6 1/8s, 2021		3,626,000	3,471,895
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)		870,000	934,163
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 6 1/4s, perpetual maturity (Switzerland)		415,000	408,775
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020		3,462,000	2,709,015
Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031		3,250,000	4,034,063
Dresdner Funding Trust I 144A bonds 8.151s, 2031		3,659,000	4,541,734
E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022		3,145,000	3,317,975
E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023		3,220,000	3,268,300
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066		1,885,000	1,112,150
HSBC Capital Funding LP/Jersey bank guaranty jr. unsec. sub. FRB bonds 5.13s, perpetual maturity (Jersey)	EUR	1,092,000	1,212,334
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡		$2,425,000	2,406,813
HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021		3,400,000	3,485,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020		5,500,000	5,713,400
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022		6,330,000	6,519,900
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022		760,000	850,250
iStar Financial, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2018 R		2,445,000	2,457,225
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		2,250,000	2,396,250
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R		2,413,000	2,413,000
Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		2,775,000	3,618,489
Lloyds Bank PLC jr. unsec. sub. FRN notes Ser. EMTN, 13s, perpetual maturity (United Kingdom)	GBP	2,415,000	6,358,780
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)		$2,300,000	2,622,000
MetLife Capital Trust X 144A jr. sub. FRB bonds 9 1/4s, 2068		935,000	1,393,150
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		2,405,000	2,591,388
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020		1,255,000	1,286,375
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		3,743,000	3,630,710

Diversified Income Trust     45

CORPORATE BONDS AND NOTES (33.8%)* cont.		Principal amount	Value
Financials cont.
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022		$3,622,000	$3,866,485
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019		1,840,000	1,591,600
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2019		3,052,000	3,139,745
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021		2,135,000	2,204,388
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		1,683,000	1,746,113
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		3,210,000	3,081,600
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021		3,435,000	3,280,425
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)		6,765,000	7,416,131
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds 7.092s, perpetual maturity (United Kingdom)	EUR	2,550,000	2,974,949
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)		$1,495,000	1,568,421
Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022 (Russia)		2,100,000	1,958,250
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Russia)		5,010,000	4,876,383
Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)		3,540,000	3,646,200
Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019		3,395,000	3,356,806
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021		1,295,000	1,418,025
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		6,002,000	6,032,010
State Bank of India/London 144A sr. unsec. notes 4 1/2s, 2015 (India)		1,665,000	1,681,309
Stearns Holdings, Inc. 144A company guaranty sr. notes 9 3/8s, 2020		2,000,000	1,970,000
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018		2,928,000	2,078,880
UBS AG/Jersey jr. unsec. sub. FRN notes 4.28s, perpetual maturity (Jersey)	EUR	976,000	1,050,651
UBS AG/Jersey Branch jr. unsec. sub. FRN notes Ser. EMTN, 7.152s, perpetual maturity (Jersey)	EUR	2,000,000	2,424,689
Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds 8 3/8s, 2015 (United Kingdom)		$3,400,000	1,700,000
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		4,116,000	4,218,900
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. notes 5.942s, 2023 (Russia)		2,200,000	1,793,000
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub. notes 6.8s, 2025 (Russia)		1,956,000	1,638,150
VTB Bank OJSC 144A jr. unsec. sub. FRN notes 9 1/2s, perpetual maturity (Russia)		1,600,000	1,292,000
VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6, 6 1/4s, 2035 (Russia)		4,335,000	4,339,769
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)		22,451,000	21,833,598

46     Diversified Income Trust

CORPORATE BONDS AND NOTES (33.8%)* cont.		Principal amount	Value
Financials cont.
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.551s, 2020 (Russia)		$5,000,000	$4,650,400
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)		23,618,000	23,643,980
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95s, 2022 (Russia)		37,900,000	31,387,264
Walter Investment Management Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2021		2,770,000	2,479,150
			321,036,786
Health care (2.6%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021		2,200,000	2,282,500
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 5 1/8s, 2022		2,005,000	2,007,506
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2023		935,000	951,363
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019		1,901,000	1,981,793
Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	819,000	892,739
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		$2,247,000	2,283,514
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021		4,203,000	4,670,584
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		3,556,000	3,689,350
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2021		2,024,000	2,084,720
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		1,126,000	1,161,188
CHS/Community Health Systems, Inc. company guaranty sr. unsec. notes 6 7/8s, 2022		570,000	609,188
ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s, 2019 (Luxembourg) ‡‡		2,429,000	2,459,363
ConvaTec Healthcare D SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	865,000	966,179
ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018 (Luxembourg)		$2,010,000	2,122,560
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		4,396,000	3,901,450
Crown Newco 3 PLC 144A company guaranty sr. notes 7s, 2018 (United Kingdom)	GBP	1,830,487	2,810,381
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024		$2,659,000	2,712,180
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022		6,281,000	6,438,025
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023		4,173,000	4,173,000
Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		2,160,000	2,203,200
Halyard Health, Inc. 144A sr. unsec. notes 6 1/4s, 2022		4,717,000	4,941,058
HCA, Inc. company guaranty sr. notes 5 7/8s, 2022		2,000,000	2,214,380
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		1,801,000	1,823,513
HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025		1,065,000	1,116,919
HCA, Inc. sr. notes 6 1/2s, 2020		6,640,000	7,470,000
HCA, Inc. sr. unsec. notes 7 1/2s, 2022		741,000	863,265

Diversified Income Trust     47

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount	Value
Health care cont.
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019	$1,591,000	$1,654,640
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	4,057,000	4,148,283
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019	3,624,000	3,895,800
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)	4,543,000	4,724,720
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018	4,119,000	4,458,818
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R	1,266,000	1,337,213
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R	3,145,000	3,313,572
Omnicare, Inc. sr. unsec. notes 5s, 2024	760,000	791,350
Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	3,373,000	3,482,623
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	2,781,000	2,933,955
Service Corporation International sr. unsec. notes 7s, 2017	3,136,000	3,418,240
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2024	6,218,000	6,497,810
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2022	3,965,000	4,143,425
Service Corporation International sr. unsec. unsub. notes 4 1/2s, 2020	1,933,000	1,961,995
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	2,400,000	2,502,000
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	905,000	923,100
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	2,470,000	2,420,600
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	2,578,000	2,519,995
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	2,677,000	2,901,199
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	6,097,000	6,462,820
Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	575,000	582,728
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 7s, 2020	350,000	365,313
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	2,560,000	2,659,200
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	2,062,000	2,092,930
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 1/2s, 2023	1,705,000	1,724,181
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 3/4s, 2018	1,789,000	1,885,159
VRX Escrow Corp. 144A sr. unsec. notes 6 1/8s, 2025 (Canada)	3,185,000	3,296,475
VRX Escrow Corp. 144A sr. unsec. notes 5 7/8s, 2023 (Canada)	3,185,000	3,264,625
VRX Escrow Corp. 144A sr. unsec. notes 5 3/8s, 2020 (Canada)	3,775,000	3,808,031
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	3,970,000	4,168,500
		157,169,218

48     Diversified Income Trust

CORPORATE BONDS AND NOTES (33.8%)* cont.		Principal amount	Value
Technology (1.3%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020		$2,900,000	$3,030,500
Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2020		5,785,000	6,146,563
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021		1,786,000	1,518,100
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		7,236,000	7,181,730
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021		2,644,000	3,133,140
First Data Corp. company guaranty sr. unsec. notes 11 1/4s, 2021		2,756,000	3,134,950
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021		2,529,000	2,924,156
First Data Corp. 144A company guaranty notes 8 1/4s, 2021		12,211,000	13,065,770
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020		424,000	461,100
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021		2,380,000	2,510,900
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022		2,336,000	2,543,320
Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019		555,000	595,127
Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022		4,725,000	4,843,125
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R		3,445,000	3,625,863
Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022		3,529,000	3,724,895
Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023		3,175,000	3,230,563
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)		7,520,000	7,679,800
SunGard Data Systems, Inc. company guaranty sr. unsec. notes 7 3/8s, 2018		1,000,000	1,040,000
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019		1,315,000	1,354,450
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019		2,065,000	2,034,025
Techem Energy Metering Service GmbH 144A sr. sub. bonds 7 7/8s, 2020 (Germany)	EUR	1,550,000	1,838,702
Trionista TopCo. GmbH 144A sr. unsec. sub. notes 6 7/8s, 2021 (Germany)	EUR	3,425,000	3,962,289
			79,579,068
Transportation (0.2%)
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018		$2,660,000	2,793,000
CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)		4,547,700	3,842,807
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023		6,480,000	6,480,000
			13,115,807
Utilities and power (1.6%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020		5,679,000	6,488,258
AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025		5,615,000	5,558,850
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017		4,080,000	4,717,500
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021		1,960,000	2,175,600
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023		965,000	944,494
Calpine Corp. sr. unsec. notes 5 3/4s, 2025		8,468,000	8,531,510

Diversified Income Trust     49

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount	Value
Utilities and power cont.
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	$4,130,000	$4,419,100
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	510,000	552,713
Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec. unsub. notes 6 7/8s, 2019 (Brazil)	3,625,000	3,397,350
Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec. unsub. notes 5 3/4s, 2021 (Brazil)	500,000	432,500
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	2,495,000	2,843,759
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 5/8s, 2024	260,000	272,350
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 3/8s, 2022	385,000	404,731
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 6 3/4s, 2019	8,464,000	8,760,240
El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022	2,976,000	3,717,444
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	2,773,024	3,043,394
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020	2,415,000	2,704,800
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019	1,277,000	1,308,925
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	485,000	494,700
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	2,584,000	2,706,740
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	605,000	633,254
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	2,237,000	2,264,963
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	530,000	540,600
Majapahit Holding BV 144A company guaranty sr. unsec. unsub. notes 8s, 2019 (Indonesia)	3,850,000	4,533,375
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	6,375,000	6,853,125
NRG Energy, Inc. company guaranty sr. unsec. notes 6 1/4s, 2022	2,165,000	2,224,538
NRG Yield Operating, LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	2,691,000	2,798,640
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	499,000	522,703
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	4,233,000	4,592,805
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	1,140,000	1,177,050
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	1,655,000	1,721,200
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	955,000	959,775
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	3,692,000	3,793,530
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	1,440,000	900,000
		96,990,516
Total corporate bonds and notes (cost $2,132,154,045)		$2,060,053,664

50     Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (8.9%)*		Principal amount	Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (In default) †		$9,835,297	$9,589,414
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		26,040,000	25,310,880
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)		43,325,000	42,068,575
Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s, 2017 (Argentina) (In default) †		2,390,000	2,366,100
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)		65,786,427	61,148,484
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (In default) †		57,263,438	57,406,597
Bahamas (Commonwealth of) 144A sr. unsec. notes 5 3/4s, 2024 (Bahamas)		1,800,000	1,910,637
Banco Nacional de Desenvolvimento Economico e Social 144A sr. unsec. notes 5 3/4s, 2023 (Brazil)		5,000,000	5,175,000
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s, 2021 (Brazil)		3,755,000	3,952,937
Brazil (Federal Republic of) unsec. notes 10s, 2017 (Brazil) (units)	BRL	7,250	2,215,181
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 11 3/4s, 2015 (Argentina)		$24,400,000	24,034,000
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)		4,515,000	4,729,463
Costa Rica (Republic of) 144A unsec. notes 7s, 2044 (Costa Rica)		1,500,000	1,526,250
Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		10,550,000	11,631,375
Financing of Infrastructural Projects State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		2,700,000	1,018,008
Gabon (Republic of) 144A unsec. bonds 6 3/8s, 2024 (Gabon)		6,300,000	5,922,000
Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		1,276,000	1,311,090
Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		5,289,897	5,005,565
Hellenic (Republic of) sr. unsec. bonds 4 3/4s, 2019 (Greece)	EUR	45,887,000	32,810,121
Hellenic (Republic of) sr. unsec. notes 3 3/8s, 2017 (Greece)	EUR	80,904,000	60,682,176
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2038 (Greece) ††	EUR	6,263,617	3,251,906
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2037 (Greece) ††	EUR	1,076,201	560,078
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2036 (Greece) ††	EUR	8,897,079	4,626,019
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2035 (Greece) ††	EUR	4,995,875	2,599,798
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2034 (Greece) ††	EUR	3,198,892	1,669,208
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2033 (Greece) ††	EUR	4,401,499	2,307,718
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2032 (Greece) ††	EUR	3,712,854	1,960,193
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2031 (Greece) ††	EUR	3,974,871	2,108,270
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2030 (Greece) ††	EUR	11,482,191	6,106,692

Diversified Income Trust     51

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (8.9%)* cont.		Principal amount	Value
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2029 (Greece) ††	EUR	7,498,966	$4,020,909
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2028 (Greece) ††	EUR	17,548,392	9,445,024
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2027 (Greece) ††	EUR	12,166,577	6,645,715
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2026 (Greece) ††	EUR	17,850,352	10,007,349
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2025 (Greece) ††	EUR	31,336,779	18,238,366
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2024 (Greece) ††	EUR	21,683,486	13,008,702
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/20), 2023 (Greece) ††	EUR	17,939,294	10,879,127
Indonesia (Republic of) 144A sr. unsec. notes 5 1/8s, 2045 (Indonesia)		$6,310,000	6,633,388
Indonesia (Republic of) 144A sr. unsec. notes 4 1/8s, 2025 (Indonesia)		6,310,000	6,475,638
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)		5,860,000	5,757,450
Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s, 2037 (Indonesia)		3,255,000	3,959,545
Iraq (Republic of) 144A bonds 5.8s, 2028 (Iraq)		2,905,000	2,418,413
Kenya (Republic of) 144A sr. unsec. notes 6 7/8s, 2024 (Kenya)		3,400,000	3,544,500
Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		3,170,000	3,641,538
Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		639,281	727,982
Russia (Federation of) 144A sr. unsec. notes 4 1/2s, 2022 (Russia)		1,925,000	1,841,898
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		1,200,000	1,380,000
Serbia (Republic of) 144A sr. unsec. bonds 4 7/8s, 2020 (Serbia)		1,250,000	1,276,563
Serbia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s, 2024 (Serbia)		686,587	705,468
Turkey (Republic of) sr. unsec. bonds 5 3/4s, 2024 (Turkey)		11,500,000	12,793,750
Turkey (Republic of) sr. unsec. bonds 5 5/8s, 2021 (Turkey)		6,800,000	7,446,000
Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017 (Turkey)		5,015,000	5,572,919
Turkey (Republic of) unsec. notes 6 3/4s, 2040 (Turkey)		5,080,000	6,286,500
Ukraine (Government of) 144A sr. unsec. notes 9 1/4s, 2017 (Ukraine)		5,035,000	2,014,000
United Mexican States sr. unsec. unsub. notes Ser. MTN, 4 3/4s, 2044 (Mexico)		150,000	158,217
Venezuela (Bolivarian Republic of) sr. unsec. bonds 9 1/4s, 2028 (Venezuela)		4,300,000	1,558,750
Venezuela (Bolivarian Republic of) sr. unsec. bonds 7s, 2038 (Venezuela)		2,900,000	993,250
Venezuela (Bolivarian Republic of) sr. unsec. unsub. bonds 9 1/4s, 2027 (Venezuela)		9,105,000	3,632,895

52     Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (8.9%)* cont.	Principal amount	Value
Venezuela (Bolivarian Republic of) 144A sr. unsec. unsub. bonds 13 5/8s, 2018 (Venezuela)	$4,935,000	$2,886,975
Vietnam (Republic of) 144A sr. unsec. bonds 4.8s, 2024 (Vietnam)	600,000	624,750
Total foreign government and agency bonds and notes (cost $636,092,240)		$539,579,316

SENIOR LOANS (2.4%)* [c]	Principal amount	Value
Basic materials (0.1%)
Atkore International, Inc. bank term loan FRN 4 1/2s, 2021	$1,786,500	$1,764,169
HD Supply, Inc. bank term loan FRN Ser. B, 4s, 2018	957,961	959,158
Ineos US Finance, LLC bank term loan FRN 3 3/4s, 2018	675,920	671,817
Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	507,000	468,975
WR Grace & Co. bank term loan FRN 2 3/4s, 2021	1,670,495	1,669,003
WR Grace & Co. bank term loan FRN Ser. DD, 2 3/4s, 2021	601,125	600,588
		6,133,710
Capital goods (0.1%)
ADS Waste Holdings, Inc. bank term loan FRN Ser. B, 3 3/4s, 2019	1,965,360	1,942,637
Gates Global, LLC/Gates Global Co. bank term loan FRN 4 1/4s, 2021	2,251,685	2,241,834
		4,184,471
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	4,695,000	4,713,583
Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	1,759,115	1,763,828
Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	1,360,000	1,361,983
Level 3 Financing, Inc. bank term loan FRN Ser. B5, 4 1/2s, 2022	3,105,000	3,118,861
		10,958,255
Consumer cyclicals (1.2%)
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 9.005s, 2017	10,444,111	9,536,779
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 11 3/4s, 2017	1,258,675	1,143,821
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	4,461,288	3,943,778
CCM Merger, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	3,376,881	3,385,324
Dollar Tree Stores, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	1,195,000	1,207,136
Garda World Security Corp. bank term loan FRN Ser. B, 4s, 2020 (Canada)	1,186,412	1,179,985
Garda World Security Corp. bank term loan FRN Ser. DD, 4s, 2020 (Canada)	303,501	301,857
Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	5,128,815	4,313,333
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B, 3 1/2s, 2020	2,507,961	2,510,200
iHeartCommunications, Inc. bank term loan FRN Ser. D, 6.922s, 2019	6,774,000	6,433,607
JC Penney Corp., Inc. bank term loan FRN 5s, 2019	9,244,410	9,090,334
Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	3,741,308	3,756,898
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	7,735,596	7,702,194
PetSmart, Inc. bank term loan FRN Ser. B, 5s, 2022	4,675,000	4,707,935
ROC Finance, LLC bank term loan FRN 5s, 2019	6,222,101	6,004,328

Diversified Income Trust     53

SENIOR LOANS (2.4%)* c cont.	Principal amount	Value
Consumer cyclicals cont.
Talbots, Inc. (The) bank term loan FRN 8 1/4s, 2021	$930,000	$885,825
Tribune Media Co. bank term loan FRN Ser. B, 4s, 2020	2,028,650	2,027,636
Univision Communications, Inc. bank term loan FRN 4s, 2020	4,560,273	4,550,300
Visteon Corp. bank term loan FRN Class B, 3 1/2s, 2021	1,692,213	1,688,512
		74,369,782
Consumer staples (0.2%)
BC ULC bank term loan FRN Ser. B, 4 1/2s, 2021 (Canada)	3,270,862	3,301,235
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4s, 2021	2,376,000	2,343,924
Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,435,000	1,291,500
H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/4s, 2020	930,279	930,163
Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	1,488,750	1,479,445
Revlon Consumer Products Corp. bank term loan FRN Ser. B, 4s, 2019	2,990,598	2,987,796
WNA Holdings, Inc. bank term loan FRN 8 1/2s, 2020	1,000,000	986,250
		13,320,313
Energy (—%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	2,311,000	1,681,253
Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	1,346,000	901,820
		2,583,073
Health care (0.2%)
Grifols Worldwide Operations USA, Inc. bank term loan FRN 3.172s, 2021	3,960,000	3,954,555
MPH Acquisition Holdings, LLC bank term loan FRN Ser. B, 3 3/4s, 2021	2,551,892	2,543,234
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, 4 3/4s, 2021	1,424,238	1,409,773
Par Pharmaceutical Cos., Inc. bank term loan FRN Class B2, 4s, 2019	1,514,986	1,511,830
Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021 (Netherlands)	2,578,883	2,563,841
Valeant Pharmaceuticals International, Inc. bank term loan FRN Ser. E, 3 1/2s, 2020	1,064,623	1,064,124
		13,047,357
Technology (0.3%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.676s, 2017	3,057,144	3,007,848
Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	3,276,488	3,266,023
Dell International, LLC bank term loan FRN Ser. B, 4 1/2s, 2020	4,174,848	4,196,883
First Data Corp. bank term loan FRN 4.174s, 2021	61,131	61,372
First Data Corp. bank term loan FRN Ser. B, 3.674s, 2018	824,435	823,576
Freescale Semiconductor, Inc. bank term loan FRN Ser. B5, 5s, 2021	3,664,200	3,681,213
		15,036,915
Transportation (0.1%)
Air Medical Group Holdings, Inc. bank term loan FRN 7 5/8s, 2018 ‡‡	3,750,000	3,768,750
		3,768,750
Utilities and power (—%)
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.662s, 2017	3,098,000	1,851,610
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.662s, 2017	31,795	19,003
		1,870,613
Total senior loans (cost $149,612,742)		$145,273,239

54     Diversified Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (1.1%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
2.175/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.175	$412,098,000	$5,645,743
(2.0875)/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.0875	206,049,000	3,618,220
(2.685)/3 month USD-LIBOR-BBA/Sep-25	Sep-15/2.685	402,015,100	2,327,667
1.816/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.816	402,015,100	498,499
Barclays Bank PLC
(2.1625)/3 month USD-LIBOR-BBA/May-25	May-15/2.1625	402,015,100	3,364,866
(2.31)/3 month USD-LIBOR-BBA/Apr-45	Apr-15/2.31	80,403,020	2,663,752
2.31/3 month USD-LIBOR-BBA/Apr-45	Apr-15/2.31	80,403,020	944,735
Citibank, N.A.
2.20/3 month USD-LIBOR-BBA/May-25	May-15/2.20	439,954,600	7,892,786
2.172/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.172	206,049,000	2,812,569
2.043/3 month USD-LIBOR-BBA/May-25	May-15/2.043	201,007,550	2,096,509
1.4015/3 month USD-LIBOR-BBA/May-20	May-15/1.4015	804,030,200	2,090,479
(2.13)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.13	402,015,100	1,612,081
1.294/3 month USD-LIBOR-BBA/May-20	May-15/1.294	804,030,200	1,181,924
1.3735/3 month USD-LIBOR-BBA/May-20	May-15/1.3735	402,015,100	908,554
1.266/3 month USD-LIBOR-BBA/May-20	May-15/1.266	402,015,100	506,539
1.802/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.802	402,015,100	438,196
Credit Suisse International
2.25/3 month USD-LIBOR-BBA/May-25	May-15/2.25	621,470,200	13,187,598
2.09125/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.09125	411,334,000	3,414,072
2.09/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.09	411,334,000	3,381,165
1.795/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.795	403,037,400	411,098
Goldman Sachs International
2.655/3 month USD-LIBOR-BBA/May-45	May-15/2.655	100,503,775	6,313,647
(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	78,040,450	2,946,027
1.84/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.84	301,511,000	648,249
1.76/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.76	301,511,000	355,783
Total purchased swap options outstanding (cost $62,019,834)			$69,260,758

PURCHASED OPTIONS OUTSTANDING (0.1%)*	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-15/$102.57	$204,000,000	$1,838,856
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/103.07	224,000,000	1,730,176
Total purchased options outstanding (cost $6,821,250)			$3,569,032

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$910,000	$1,077,781
Total convertible bonds and notes (cost $952,257)		$1,077,781

Diversified Income Trust     55

SHORT-TERM INVESTMENTS (11.0%)*	Principal amount/shares	Value
Putnam Money Market Liquidity Fund 0.09% L	Shares 12,188,174	$12,188,174
Putnam Short Term Investment Fund 0.09% L	Shares 341,186,155	341,186,155
SSgA Prime Money Market Fund Class N 0.02% P	Shares 46,348,000	46,348,000
U.S. Treasury Bills with an effective yield of 0.03%, April 9, 2015 # Δ §	$39,400,000	39,399,764
U.S. Treasury Bills with an effective yield of 0.02%, July 2, 2015 Δ	750,000	749,938
U.S. Treasury Bills with an effective yield of 0.02%, April 23, 2015 Δ §	41,700,000	41,699,453
U.S. Treasury Bills with an effective yield of 0.01%, May 21, 2015 Δ §	23,300,000	23,299,628
U.S. Treasury Bills with an effective yield of 0.01%, May 14, 2015 # Δ §	124,200,000	124,198,960
U.S. Treasury Bills with effective yields ranging from 0.10% to 0.11%, July 23, 2015 # Δ §	39,618,000	39,613,007
U.S. Treasury Bills with effective yields ranging from 0.01% to 0.02%, May 7, 2015 # Δ §	3,104,000	3,103,950
Total short-term investments (cost $671,779,111)		$671,787,029

TOTAL INVESTMENTS
Total investments (cost $9,439,625,782)	$9,329,099,887

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company

56     Diversified Income Trust

OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
REGS

Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through March 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $6,086,532,427.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $4,306,206,862 to cover certain derivative contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

Diversified Income Trust     57

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	87.2%
Argentina	2.4
Greece	2.1
Russia	1.3
Canada	1.0
Venezuela	1.0
Luxembourg	0.7
United Kingdom	0.7
Indonesia	0.5
Mexico	0.5
Other	2.6
Total	100.0%

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $2,504,201,645) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/15/15	$17,173,461	$17,220,870	$(47,409)
	British Pound	Buy	6/17/15	16,275,423	17,026,835	(751,412)
	Canadian Dollar	Sell	4/15/15	44,550,360	47,033,922	2,483,562
	Euro	Sell	6/17/15	21,877,662	24,098,432	2,220,770
	Norwegian Krone	Buy	6/17/15	2,214,472	1,854,263	360,209
Barclays Bank PLC
	Australian Dollar	Buy	4/15/15	18,845,897	19,167,168	(321,271)
	British Pound	Buy	6/17/15	15,412,532	15,325,730	86,802
	Canadian Dollar	Sell	4/15/15	59,533,998	62,186,196	2,652,198
	Euro	Sell	6/17/15	8,448,498	9,313,627	865,129
	Japanese Yen	Sell	5/20/15	15,310,810	15,616,150	305,340
	Mexican Peso	Buy	4/15/15	29,662,138	30,498,809	(836,671)
	New Zealand Dollar	Sell	4/15/15	12,499,073	12,107,945	(391,128)
	Singapore Dollar	Sell	5/20/15	31,007,588	30,793,261	(214,327)
	Swedish Krona	Buy	6/17/15	13,351,174	14,404,072	(1,052,898)
	Swiss Franc	Sell	6/17/15	19,405,125	19,720,751	315,626
Citibank, N.A.
	Australian Dollar	Buy	4/15/15	27,183,418	26,922,628	260,790
	Brazilian Real	Buy	4/2/15	1,547,054	1,539,121	7,933
	Brazilian Real	Sell	4/2/15	1,547,054	1,809,602	262,548
	Brazilian Real	Sell	7/2/15	1,505,427	1,498,164	(7,263)
	British Pound	Buy	6/17/15	14,880,268	15,426,218	(545,950)
	Canadian Dollar	Sell	4/15/15	43,767,327	46,001,704	2,234,377
	Chilean Peso	Buy	4/15/15	30,952,877	30,833,027	119,850
	Danish Krone	Sell	6/17/15	29,145,507	30,474,153	1,328,646
	Euro	Sell	6/17/15	16,108,021	16,820,017	711,996
	Japanese Yen	Sell	5/20/15	2,619,386	2,663,934	44,548
	Mexican Peso	Buy	4/15/15	31,392,085	31,123,852	268,233
	New Zealand Dollar	Sell	4/15/15	23,462,651	23,903,490	440,839
	Norwegian Krone	Buy	6/17/15	4,377,912	3,297,497	1,080,415
	Philippine Peso	Buy	5/20/15	15,027,887	15,266,238	(238,351)
	Swiss Franc	Sell	6/17/15	34,783,102	35,392,662	609,560

58     Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $2,504,201,645) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Credit Suisse International
	Australian Dollar	Sell	4/15/15	$15,663,132	$16,446,721	$783,589
	British Pound	Buy	6/17/15	4,966,959	6,161,348	(1,194,389)
	Canadian Dollar	Sell	4/15/15	58,700,284	59,926,004	1,225,720
	Euro	Sell	6/17/15	6,024,632	6,133,881	109,249
	Indian Rupee	Buy	5/20/15	65,674,498	66,041,783	(367,285)
	Japanese Yen	Sell	5/20/15	5,619,441	5,734,114	114,673
	New Zealand Dollar	Buy	4/15/15	24,891,598	25,372,263	(480,665)
	Norwegian Krone	Sell	6/17/15	2,465,819	2,576,500	110,681
	Swedish Krona	Sell	6/17/15	14,545,399	14,994,903	449,504
	Swiss Franc	Sell	6/17/15	3,401,615	3,459,937	58,322
Deutsche Bank AG
	Australian Dollar	Buy	4/15/15	5,572,959	5,439,407	133,552
	British Pound	Buy	6/17/15	23,588,495	24,455,860	(867,365)
	Canadian Dollar	Sell	4/15/15	54,867,221	56,622,819	1,755,598
	Euro	Sell	6/17/15	7,855,206	9,572,870	1,717,664
	New Zealand Dollar	Buy	4/15/15	31,662,038	31,154,853	507,185
	Norwegian Krone	Sell	6/17/15	11,660,060	12,184,226	524,166
	Polish Zloty	Sell	6/17/15	16,896,714	17,105,853	209,139
	Swedish Krona	Sell	6/17/15	1,616	1,666	50
	Swiss Franc	Sell	6/17/15	2,772,058	2,818,683	46,625
	Turkish Lira	Sell	6/17/15	1,137,803	637,741	(500,062)
Goldman Sachs International
	Australian Dollar	Buy	4/15/15	14,287,815	14,484,772	(196,957)
	British Pound	Buy	6/17/15	15,185,689	15,744,617	(558,928)
	Canadian Dollar	Sell	4/15/15	41,597,350	43,175,186	1,577,836
	Euro	Sell	6/17/15	25,460,990	26,588,953	1,127,963
	New Zealand Dollar	Buy	4/15/15	31,870,580	32,560,338	(689,758)
	Norwegian Krone	Sell	6/17/15	13,467,312	14,092,177	624,865
	Swedish Krona	Sell	6/17/15	3,961,743	4,084,768	123,025
HSBC Bank USA, National Association
	Australian Dollar	Sell	4/15/15	491,495	1,181,560	690,065
	British Pound	Buy	6/17/15	7,225,894	7,492,095	(266,201)
	Canadian Dollar	Sell	4/15/15	49,262,370	51,371,056	2,108,686
	Chinese Yuan (Onshore)	Buy	5/20/15	31,367,416	31,487,101	(119,685)
	Euro	Sell	6/17/15	13,997,484	16,455,693	2,458,209
	New Taiwan Dollar	Sell	5/20/15	31,283,645	30,965,387	(318,258)
	New Zealand Dollar	Buy	4/15/15	15,621,284	15,949,553	(328,269)
	Swedish Krona	Buy	6/17/15	1,425,849	1,470,631	(44,782)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/15/15	14,654,723	14,954,394	(299,671)
	British Pound	Buy	6/17/15	12,125,689	12,487,024	(361,335)
	Canadian Dollar	Sell	4/15/15	45,697,791	47,443,372	1,745,581
Diversified Income Trust     59

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $2,504,201,645) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
	Euro	Sell	6/17/15	$26,449,739	$28,647,969	$2,198,230
	Indian Rupee	Buy	5/20/15	30,849,789	31,034,425	(184,636)
	Japanese Yen	Sell	5/20/15	27,601,810	28,158,193	556,383
	Malaysian Ringgit	Sell	5/20/15	195,936	488,499	292,563
	Mexican Peso	Buy	4/15/15	29,907,166	30,153,681	(246,515)
	New Zealand Dollar	Sell	4/15/15	17,972,351	17,805,669	(166,682)
	Norwegian Krone	Buy	6/17/15	2,024,453	2,110,359	(85,906)
	Philippine Peso	Buy	5/20/15	15,027,885	15,269,696	(241,811)
	Singapore Dollar	Sell	5/20/15	32,158,053	32,752,496	594,443
	South Korean Won	Sell	5/20/15	30,799,557	30,706,687	(92,870)
	Swedish Krona	Buy	6/17/15	3,682,488	4,464,171	(781,683)
	Swiss Franc	Buy	6/17/15	3,652,654	3,363,289	289,365
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/15/15	23,340,126	24,355,319	(1,015,193)
	British Pound	Buy	6/17/15	7,400,696	8,394,830	(994,134)
	Canadian Dollar	Sell	4/15/15	44,777,320	47,017,726	2,240,406
	Euro	Sell	6/17/15	18,838,868	21,399,637	2,560,769
	New Zealand Dollar	Sell	4/15/15	14,289,253	13,348,885	(940,368)
	Norwegian Krone	Buy	6/17/15	7,249,006	6,297,797	951,209
	Singapore Dollar	Sell	5/20/15	62,278,356	63,430,046	1,151,690
	Swedish Krona	Buy	6/17/15	501,591	930,988	(429,397)
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/15/15	6,472,232	7,147,505	675,273
	British Pound	Buy	6/17/15	2,025,718	3,030,265	(1,004,547)
	Canadian Dollar	Sell	4/15/15	48,228,695	49,545,298	1,316,603
	Chilean Peso	Buy	4/15/15	37,879	473,163	(435,284)
	Euro	Sell	6/17/15	25,293,400	27,063,104	1,769,704
	Hungarian Forint	Buy	6/17/15	29,273,268	29,974,955	(701,687)
	Israeli Shekel	Buy	4/15/15	63,290,657	64,698,710	(1,408,053)
	Israeli Shekel	Sell	4/15/15	63,290,657	63,145,330	(145,327)
	Japanese Yen	Sell	5/20/15	15,131,093	15,439,825	308,732
	Malaysian Ringgit	Sell	5/20/15	250,143	386,645	136,502
	New Zealand Dollar	Buy	4/15/15	16,849,457	16,486,124	363,333
	Norwegian Krone	Sell	6/17/15	6,555,637	6,848,357	292,720
	Singapore Dollar	Sell	5/20/15	29,854,286	30,410,314	556,028
	Swedish Krona	Sell	6/17/15	14,812,772	15,265,713	452,941
	Swiss Franc	Buy	6/17/15	2,303,115	2,342,689	(39,574)
	Turkish Lira	Sell	6/17/15	2,445,636	1,287,960	(1,157,676)
UBS AG
	Australian Dollar	Sell	4/15/15	23,592,190	24,956,533	1,364,343
	British Pound	Buy	6/17/15	23,946,402	24,851,384	(904,982)
	Canadian Dollar	Sell	4/15/15	32,359,793	34,686,764	2,326,971

60     Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $2,504,201,645) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
UBS AG cont.
	Chilean Peso	Buy	4/15/15	$37,879	$482,234	$(444,355)
	Euro	Sell	6/17/15	14,398,000	15,882,268	1,484,268
	Japanese Yen	Sell	5/20/15	9,969,416	10,177,960	208,544
	New Taiwan Dollar	Sell	5/20/15	31,283,649	30,834,036	(449,613)
	New Zealand Dollar	Buy	4/15/15	45,399,289	45,592,183	(192,894)
	Norwegian Krone	Buy	6/17/15	30,168,695	29,916,351	252,344
	Norwegian Krone	Sell	6/17/15	29,767,892	30,765,153	997,261
	Swedish Krona	Buy	6/17/15	272,338	1,283,322	(1,010,984)
WestPac Banking Corp.
	Australian Dollar	Sell	4/15/15	10,422,452	10,987,246	564,794
	Canadian Dollar	Buy	4/15/15	36,795,425	38,810,576	(2,015,151)
	Canadian Dollar	Sell	4/15/15	36,352,398	38,944,282	2,591,884
	Euro	Sell	6/17/15	22,668,898	24,006,326	1,337,428
	New Zealand Dollar	Buy	4/15/15	28,315,309	28,910,712	(595,403)
	South Korean Won	Buy	5/20/15	1,245,557	1,267,549	(21,992)
Total						$35,989,042

FUTURES CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
Euro-Bobl 5 yr (Short)	2,195	$305,477,379	Jun-15	$(760,448)
Euro-Bund 10 yr (Long)	1,548	264,254,034	Jun-15	3,741,435
Euro-Buxl 30 yr (Short)	269	50,952,930	Jun-15	(3,431,050)
U.S. Treasury Bond 30 yr (Long)	143	23,434,125	Jun-15	124,803
U.S. Treasury Bond Ultra 30 yr (Long)	459	77,972,625	Jun-15	(341,845)
U.S. Treasury Note 2 yr (Short)	1,611	353,060,719	Jun-15	(733,611)
U.S. Treasury Note 5 yr (Short)	3,265	392,488,713	Jun-15	(1,806,817)
U.S. Treasury Note 10 yr (Short)	911	117,433,594	Jun-15	(858,893)
Total				$(4,066,426)

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/15 (premiums $98,151,719) (Unaudited)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
2.916/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.916	$402,015,100	$402
(1.9125)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.9125	412,098,000	605,784
2.955/3 month USD-LIBOR-BBA/Sep-25	Sep-15/2.955	804,030,200	2,106,559
(2.04375)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.04375	412,098,000	2,274,781
1.66/3 month USD-LIBOR-BBA/Jul-20	Jul-15/1.66	412,098,000	3,568,769

Diversified Income Trust     61

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/15 (premiums $98,151,719) (Unaudited) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Barclays Bank PLC
2.3775/3 month USD-LIBOR-BBA/May-25	May-15/2.3775	$402,015,100	$1,202,025
2.265/3 month USD-LIBOR-BBA/May-25	May-15/2.265	402,015,100	2,110,579
Citibank, N.A.
2.902/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.902	402,015,100	2,010
(1.602)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.602	402,015,100	60,302
2.28/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.28	402,015,100	426,136
(1.932)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.932	206,049,000	432,703
2.205/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.205	402,015,100	864,332
(2.052)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.052	206,049,000	1,281,625
(1.481)/3 month USD-LIBOR-BBA/May-20	May-15/1.481	402,015,100	1,523,637
(2.223)/3 month USD-LIBOR-BBA/May-25	May-15/2.223	100,503,775	2,019,121
(1.509)/3 month USD-LIBOR-BBA/May-20	May-15/1.509	804,030,200	3,457,330
Credit Suisse International
2.895/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.895	403,037,400	403
(1.80)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.80	411,334,000	185,100
(1.80125)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.80125	411,334,000	189,214
(1.94)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.94	411,334,000	933,728
(1.94125)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.94125	411,334,000	946,068
Goldman Sachs International
(1.92)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.92	301,511,000	1,133,681
(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	78,040,450	1,773,235
(2.35)/3 month USD-LIBOR-BBA/May-45	May-15/2.35	100,503,775	2,225,154
(2.5025)/3 month USD-LIBOR-BBA/May-45	May-15/2.5025	100,503,775	3,927,689
JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	270,610,000	40,266,768
Total			$73,517,135

WRITTEN OPTIONS OUTSTANDING at 3/31/15 (premiums $6,840,313) (Unaudited)
	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-15/$101.57	$204,000,000	$901,272
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	May-15/100.57	204,000,000	353,532
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/102.07	224,000,000	469,056
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/101.07	224,000,000	40,096
Total			$1,763,956

62     Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International
1.955/3 month USD-LIBOR-BBA/Apr-25 (Purchased)	Apr-15/1.955	$281,410,570	$(1,575,899)	$(70,353)
(2.155)/3 month USD-LIBOR-BBA/Apr-25 (Purchased)	Apr-15/2.155	281,410,570	(1,575,899)	(98,494)
JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.117	100,503,775	(2,462,644)	698,503
2.035/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.035	100,503,775	(2,553,700)	274,978
(3.035)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.035	100,503,775	(2,674,204)	(320,607)
(3.117)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.117	100,503,775	(2,814,106)	(674,883)
2.655/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.655	440,206,400	2,916,367	827,148
2.56/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.56	440,206,400	2,814,105	516,802
(1.56)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.56	440,206,400	2,534,403	(449,011)
(1.655)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.655	440,206,400	2,509,176	(840,794)
Total			$(2,882,401)	$(136,711)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/15 (proceeds receivable $878,005,566) (Unaudited)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 4 1/2s, April 1, 2045	$338,000,000	4/14/15	$368,736,875
Federal National Mortgage Association, 3 1/2s, April 1, 2045	488,000,000	4/14/15	512,666,887
Total			$881,403,762

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CAD	83,015,000 E	$—	6/17/20	3 month CAD-BA-CDOR	1.385%	$481,094
CAD	354,672,000 E	—	6/17/17	0.93%	3 month CAD-BA-CDOR	(235,225)
CAD	143,810,000 E	—	6/17/20	3 month CAD-BA-CDOR	1.25%	82,888
CAD	199,277,000 E	—	6/17/17	1.00%	3 month CAD-BA-CDOR	(350,865)

Diversified Income Trust     63

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Citibank, N.A.
NZD	22,592,000	$—	2/17/25	3 month NZD-BBR-FRA	3.765%	$22,329
NZD	80,105,000	—	2/5/25	3.62%	3 month NZD-BBR-FRA	643,528
NZD	71,030,000	—	2/9/25	3.57%	3 month NZD-BBR-FRA	794,602
NZD	20,536,000	—	2/13/25	3.83%	3 month NZD-BBR-FRA	(103,330)
NZD	33,632,000	—	3/16/25	3.8675%	3 month NZD-BBR-FRA	(243,455)
Credit Suisse International
CAD	616,144,000 E	—	6/17/17	0.90929%	3 month CAD-BA-CDOR	(209,184)
CAD	254,164,000 E	—	6/17/20	3 month CAD-BA-CDOR	1.23%	(50,169)
NOK	103,025,000	—	3/12/25	1.915%	6 month NOK-NIBOR-NIBR	(103,650)
NOK	297,510,000	—	3/13/25	6 month NOK-NIBOR-NIBR	1.875%	166,471
SEK	430,901,000	—	11/11/19	0.78%	3 month SEK-STIBOR-SIDE	(1,169,726)
SEK	223,494,000	—	11/11/24	3 month SEK-STIBOR-SIDE	1.49%	1,480,760
Deutsche Bank AG
BRL	145,760,905	—	1/4/21	0.00%	Brazil Cetip Interbank Deposit Rate Over	194,649
BRL	495,431,099	—	1/2/17	Brazil Cetip Interbank Deposit Rate Over	0.00%	(475,631)
PLN	167,112,000	—	3/17/24	4.1072%	6 month PLN-WIBOR-WIBO	(7,386,237)
PLN	83,320,000	—	3/18/24	4.12875%	6 month PLN-WIBOR-WIBO	(3,720,030)
PLN	76,955,000	—	3/27/24	4.045%	6 month PLN-WIBOR-WIBO	(3,360,677)
ZAR	320,233,000	—	1/26/25	3 month ZAR-JIBAR-SAFEX	7.09%	(1,079,548)
ZAR	213,493,000	—	1/23/25	3 month ZAR-JIBAR-SAFEX	7.08%	(729,532)
Goldman Sachs International
KRW	32,815,000,000	—	11/06/19	3 month KRW-CD-KSDA-BLOOMBERG	2.17%	477,804
NOK	140,421,000	—	2/6/25	1.745%	6 month NOK-NIBOR-NIBR	111,370
NOK	113,842,000	—	2/6/25	1.74%	6 month NOK-NIBOR-NIBR	96,902

64     Diversified Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
NOK	127,496,000	$—	2/11/25	6 month NOK-NIBOR-NIBR	1.7375%	$(116,955)
NOK	112,313,000	—	2/5/25	1.7125%	6 month NOK-NIBOR-NIBR	130,445
NOK	256,246,000	—	2/13/25	6 month NOK-NIBOR-NIBR	1.77%	(150,830)
NOK	94,820,500	—	2/17/25	1.80%	6 month NOK-NIBOR-NIBR	23,952
NOK	94,819,500	—	2/17/25	1.81%	6 month NOK-NIBOR-NIBR	13,092
NZD	37,877,000	—	3/11/25	3.97%	3 month NZD-BBR-FRA	(516,525)
NZD	24,479,000	—	3/20/25	3.80%	3 month NZD-BBR-FRA	(73,995)
SEK	454,216,000	—	11/10/19	0.775%	3 month SEK-STIBOR-SIDE	(1,216,321)
SEK	230,674,000	—	11/10/24	3 month SEK-STIBOR-SIDE	1.4775%	1,490,480
SEK	196,634,000	—	3/12/25	3 month SEK-STIBOR-SIDE	1.1475%	411,064
SEK	519,901,000	—	3/12/20	0.5325%	3 month SEK-STIBOR-SIDE	(426,760)
JPMorgan Chase Bank N.A.
BRL	500,419,006	—	1/2/17	Brazil Cetip Interbank Deposit Rate Over	0.00%	(1,663,438)
BRL	150,482,196	—	1/4/21	0.00%	Brazil Cetip Interbank Deposit Rate Over	1,734,090
BRL	66,346,495	—	1/4/21	0.00%	Brazil Cetip Interbank Deposit Rate Over	(272,554)
BRL	223,605,944	—	1/2/17	Brazil Cetip Interbank Deposit Rate Over	0.00%	367,825
NOK	114,554,000	—	2/17/25	1.795%	6 month NOK-NIBOR-NIBR	35,425
NZD	27,114,000	—	2/17/25	3 month NZD-BBR-FRA	3.765%	26,798
NZD	20,536,000	—	2/13/25	3.8225%	3 month NZD-BBR-FRA	(93,663)
NZD	12,795,000	—	2/17/25	3 month NZD-BBR-FRA	3.7275%	(17,239)
NZD	27,858,000	—	2/20/25	3 month NZD-BBR-FRA	3.815%	113,465
NZD	36,499,000	—	2/25/25	3 month NZD-BBR-FRA	3.885%	307,701

Diversified Income Trust     65

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
NZD	22,452,000	$—	3/6/25	3.865%	3 month NZD-BBR-FRA	$(159,984)
NZD	29,681,000	—	3/12/25	3.94%	3 month NZD-BBR-FRA	(348,486)
PLN	84,511,000	—	3/12/25	2.42%	6 month PLN-WIBOR-WIBO	(672,791)
SEK	425,156,000	—	11/10/19	0.78%	3 month SEK-STIBOR-SIDE	(1,159,485)
SEK	221,195,000	—	11/10/24	3 month SEK-STIBOR-SIDE	1.485%	1,464,895
SEK	221,195,000	—	11/11/24	3 month SEK-STIBOR-SIDE	1.485%	1,463,014
SEK	425,156,000	—	11/11/19	0.775%	3 month SEK-STIBOR-SIDE	(1,145,351)
ZAR	221,498,000	—	1/22/25	3 month ZAR-JIBAR-SAFEX	7.14%	(678,082)
ZAR	664,494,000	—	1/23/25	3 month ZAR-JIBAR-SAFEX	7.0633%	(2,335,963)
ZAR	411,321,000	—	3/10/25	3 month ZAR-JIBAR-SAFEX	7.91%	504,659
Total		$—	$(17,626,379)
E Extended effective date.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$412,098,000	$3,703,442	2/19/25	3 month USD-LIBOR-BBA	1.9575%	$1,935,293
412,098,000	(1,200,523)	2/19/25	2.1575%	3 month USD-LIBOR-BBA	(7,083,524)
412,098,000	(2,189,559)	2/19/25	2.0575%	3 month USD-LIBOR-BBA	(4,247,191)
156,080,900	450,574	1/6/25	2.28%	3 month USD-LIBOR-BBA	(3,992,086)
156,080,900	1,933,344	1/6/25	2.53%	3 month USD-LIBOR-BBA	(6,139,647)
303,165,000 E	(2,439)	12/16/18	2.3795%	3 month USD-LIBOR-BBA	(7,731,329)
169,956,000	(688)	12/19/19	1.742%	3 month USD-LIBOR-BBA	(2,838,512)
367,441,000	(4,850)	1/9/25	3 month USD-LIBOR-BBA	2.07875%	3,507,409
301,920,800	297,935	1/16/25	3 month USD-LIBOR-BBA	2.12%	4,207,910

66     Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$327,143,175	$(26,128)	1/23/25	3 month USD-LIBOR-BBA	2.14%	$4,671,841
101,055,000 E	(813)	12/16/18	2.337%	3 month USD-LIBOR-BBA	(2,450,791)
187,570,000 E	(1,510)	12/16/18	2.0025%	3 month USD-LIBOR-BBA	(2,702,706)
295,909,000 E	(111,465)	12/16/18	1.9525%	3 month USD-LIBOR-BBA	(3,937,568)
214,144,000	(1,724)	12/19/19	1.7285%	3 month USD-LIBOR-BBA	(3,436,198)
169,956,000	(688)	12/19/19	1.734%	3 month USD-LIBOR-BBA	(2,772,116)
293,958,700	(3,880)	1/22/25	3 month USD-LIBOR-BBA	2.09%	2,869,809
71,934,000	(950)	1/9/25	3 month USD-LIBOR-BBA	2.081%	701,689
972,072,000	(7,824)	1/9/20	1.62%	3 month USD-LIBOR-BBA	(8,696,955)
135,099,500	(1,784)	1/14/25	3 month USD-LIBOR-BBA	2.10%	1,513,756
280,945,620	(2,023)	1/15/25	3 month USD-LIBOR-BBA	2.09%	2,871,623
301,920,800	(3,985)	1/22/25	3 month USD-LIBOR-BBA	2.095%	3,087,807
671,257,000	(5,404)	1/14/20	3 month USD-LIBOR-BBA	1.553%	3,609,304
353,020,000	(4,660)	1/14/25	2.067%	3 month USD-LIBOR-BBA	(2,881,551)
353,020,000	(4,660)	1/14/25	2.08%	3 month USD-LIBOR-BBA	(3,308,284)
671,257,000	(5,404)	1/14/20	3 month USD-LIBOR-BBA	1.569%	4,133,705
483,620,000	(1,814)	2/4/17	3 month USD-LIBOR-BBA	0.70502%	(70,695)
197,619,000	(1,591)	2/4/20	1.3635%	3 month USD-LIBOR-BBA	993,784
146,802,000 E	(6,723,560)	6/17/25	3 month USD-LIBOR-BBA	2.65%	936,715
128,082,000	(1,691)	3/12/25	2.236%	3 month USD-LIBOR-BBA	(2,587,076)
147,608,000 E	(4,134,021)	6/17/45	3 month USD-LIBOR-BBA	2.50%	(1,389,103)
2,251,940,000 E	20,828,038	6/17/25	2.20%	3 month USD-LIBOR-BBA	(3,173,139)
593,295,000	(4,776)	1/15/20	3 month USD-LIBOR-BBA	1.49705%	1,539,983
311,248,000	(4,108)	1/15/25	1.99804%	3 month USD-LIBOR-BBA	(525,866)

Diversified Income Trust     67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$593,295,000	$(4,776)	1/15/20	3 month USD-LIBOR-BBA	1.517%	$2,117,328
311,248,000	(4,108)	1/15/25	2.0175%	3 month USD-LIBOR-BBA	(1,089,250)
154,536,000	(2,040)	1/20/25	3 month USD-LIBOR-BBA	1.949%	(499,369)
363,620,000	(3,418)	1/20/20	3 month USD-LIBOR-BBA	1.34307%	(1,901,965)
363,620,000	(3,418)	1/20/20	3 month USD-LIBOR-BBA	1.3415%	(1,929,999)
363,620,000	(3,418)	1/20/20	3 month USD-LIBOR-BBA	1.33585%	(2,030,410)
185,522,000	(2,449)	1/20/25	1.875%	3 month USD-LIBOR-BBA	1,871,723
87,080,000	(327)	1/22/17	3 month USD-LIBOR-BBA	0.73125%	68,341
96,105,000	(774)	1/22/20	3 month USD-LIBOR-BBA	1.45125%	(3,892)
372,875,000	(4,922)	1/22/25	1.921%	3 month USD-LIBOR-BBA	2,208,125
89,722,000	(3,051)	1/22/45	2.31125%	3 month USD-LIBOR-BBA	1,325,114
219,324,000	(2,895)	1/22/25	1.92125%	3 month USD-LIBOR-BBA	1,293,663
95,046,000	(765)	1/23/20	1.4975%	3 month USD-LIBOR-BBA	(206,823)
235,327,000	(1,894)	1/26/20	1.517%	3 month USD-LIBOR-BBA	(692,491)
51,528,000	(1,752)	1/26/45	3 month USD-LIBOR-BBA	2.384%	66,010
118,998,000	(1,571)	1/27/25	3 month USD-LIBOR-BBA	1.9625%	(285,310)
118,998,000	(1,571)	1/27/25	3 month USD-LIBOR-BBA	1.963%	(279,730)
178,048,000	(2,350)	1/27/25	3 month USD-LIBOR-BBA	1.95475%	(555,043)
41,517,000 E	(1,412)	2/2/46	3 month USD-LIBOR-BBA	2.335%	(1,269,964)
132,989,000	(1,755)	2/3/25	3 month USD-LIBOR-BBA	1.791%	(2,496,262)
967,240,000	(3,627)	2/4/17	3 month USD-LIBOR-BBA	0.707%	(102,570)
395,233,000	(3,182)	2/4/20	1.366%	3 month USD-LIBOR-BBA	1,939,340
286,955,000	(1,076)	2/4/17	3 month USD-LIBOR-BBA	0.71%	(13,284)
143,478,000	(538)	2/4/17	3 month USD-LIBOR-BBA	0.7065%	(16,763)

68     Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$174,017,000	$(1,401)	2/5/20	1.38665%	3 month USD-LIBOR-BBA	$687,905
143,746,000	(1,157)	2/5/20	1.45%	3 month USD-LIBOR-BBA	124,131
143,746,000	(1,157)	2/5/20	1.45873%	3 month USD-LIBOR-BBA	62,956
112,559,000	(1,486)	2/6/25	1.9805%	3 month USD-LIBOR-BBA	149,950
112,559,000	(1,486)	2/6/25	1.98407%	3 month USD-LIBOR-BBA	112,641
109,071,000	3,604	2/6/17	3 month USD-LIBOR-BBA	0.776%	138,133
16,584,000	8,225	2/6/20	3 month USD-LIBOR-BBA	1.48%	17,047
33,580,000	36,513	2/6/25	3 month USD-LIBOR-BBA	1.9575%	(80,397)
30,484,000	87,454	2/6/45	2.36%	3 month USD-LIBOR-BBA	232,088
51,353,000	(1,746)	2/17/45	3 month USD-LIBOR-BBA	2.462%	896,573
51,353,000	(1,746)	2/17/45	3 month USD-LIBOR-BBA	2.46318%	896,647
28,847,000	(381)	2/19/25	2.12%	3 month USD-LIBOR-BBA	(311,784)
926,909,000 E	21,596	6/17/17	3 month USD-LIBOR-BBA	1.15%	3,877,538
380,951,000 E	4,996,933	6/17/20	2.15%	3 month USD-LIBOR-BBA	(4,729,507)
149,900,000	(1,979)	2/25/25	3 month USD-LIBOR-BBA	2.20246%	2,702,836
317,031,000	(4,185)	2/27/25	2.1135%	3 month USD-LIBOR-BBA	(3,066,680)
220,873,000	(2,916)	3/3/25	3 month USD-LIBOR-BBA	2.124%	2,289,098
85,635,000	(2,912)	3/3/45	2.4925%	3 month USD-LIBOR-BBA	(2,007,856)
207,750,000	(1,672)	3/3/20	3 month USD-LIBOR-BBA	1.65028%	1,525,003
418,587,000	(1,570)	3/3/17	0.8815%	3 month USD-LIBOR-BBA	(1,056,692)
85,635,000	(2,912)	3/3/45	2.4995%	3 month USD-LIBOR-BBA	(2,142,170)
105,385,000	(1,391)	3/10/25	3 month USD-LIBOR-BBA	2.3175%	2,936,340
105,385,000	(1,391)	3/10/25	3 month USD-LIBOR-BBA	2.31774%	2,938,673
105,385,000	(1,391)	3/10/25	3 month USD-LIBOR-BBA	2.3355%	3,112,280

Diversified Income Trust     69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
	$759,284,000 E	$(6,111)	12/16/18	1.813%	3 month USD-LIBOR-BBA	$(6,706,794)
	87,841,000	(1,160)	3/16/25	3 month USD-LIBOR-BBA	2.169%	1,202,392
	4,651,504,000 E	5,790,484	6/17/17	1.10%	3 month USD-LIBOR-BBA	(8,931,527)
	2,365,832,000 E	10,555,890	6/17/20	1.80%	3 month USD-LIBOR-BBA	(9,676,706)
	61,728,000	(815)	3/20/25	2.1195%	3 month USD-LIBOR-BBA	(548,498)
	61,728,000	(815)	3/20/25	3 month USD-LIBOR-BBA	2.133%	624,160
	445,540,000	(1,671)	3/23/17	0.843%	3 month USD-LIBOR-BBA	(492,743)
	327,600,000	(2,637)	3/25/20	1.5485%	3 month USD-LIBOR-BBA	(373,548)
	50,820,000	(671)	3/25/25	2.009%	3 month USD-LIBOR-BBA	85,319
	38,124,000	(503)	3/26/25	3 month USD-LIBOR-BBA	1.964%	(226,430)
	76,249,000	(1,006)	3/26/25	3 month USD-LIBOR-BBA	1.96065%	(476,539)
	47,657,000	(629)	3/26/25	3 month USD-LIBOR-BBA	1.9665%	(272,025)
	95,308,000	(1,258)	3/26/25	3 month USD-LIBOR-BBA	1.96943%	(518,052)
AUD	37,123,000	(373)	3/23/25	6 month AUD-BBR-BBSW	2.765%	96,583
AUD	49,118,000	(508)	3/30/25	2.77%	6 month AUD-BBR-BBSW	(148,056)
CAD	40,549,000	(420)	3/20/25	1.7775%	3 month CAD-BA-CDOR	132,551
CAD	202,337,000	(2,141)	3/26/25	3 month CAD-BA-CDOR	1.865%	598,920
CHF	25,057,000	(329)	3/20/25	6 month CHF-LIBOR-BBA	0.1775%	5,678
CHF	16,852,000	(224)	3/23/25	6 month CHF-LIBOR-BBA	0.1675%	(16,979)
CHF	12,634,000	(172)	3/26/25	6 month CHF-LIBOR-BBA	0.1525%	(33,721)
CHF	71,624,000	(977)	4/2/25	6 month CHF-LIBOR-BBA	0.182%	13,985
EUR	199,863,000 E	(4,644,661)	6/17/20	6 month EUR-EURIBOR-Telerate	0.75%	562,862
EUR	592,937,000 E	53,879,327	6/17/25	1.50%	6 month EUR-EURIBOR-Telerate	(4,599,815)

70     Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
EUR	3,000 E	$(877)	6/17/45	6 month EUR-EURIBOR-Telerate	2.00%	$185
EUR	20,507,000 E	176,287	6/17/17	0.50%	6 month EUR-EURIBOR-Telerate	(6,288)
GBP	346,692,000 E	(17,756,265)	6/17/20	6 month GBP-LIBOR-BBA	2.25%	3,718,647
GBP	284,721,000 E	36,420,490	6/17/25	2.75%	6 month GBP-LIBOR-BBA	(4,947,928)
GBP	75,464,000 E	(21,945,379)	6/17/45	6 month GBP-LIBOR-BBA	3.00%	4,898,176
JPY	549,269,000	(184)	3/24/44	6 month JPY-LIBOR-BBA	1.80%	526,208
JPY	1,075,535,000	(361)	3/24/44	6 month JPY-LIBOR-BBA	1.79625%	1,021,797
JPY	29,832,600,000	(1,171)	3/14/19	6 month JPY-LIBOR-BBA	0.3175%	896,897
JPY	6,527,300,000	(1,138)	3/14/44	1.795%	6 month JPY-LIBOR-BBA	(6,207,969)
JPY	532,486,000	(95)	3/24/44	6 month JPY-LIBOR-BBA	1.80125%	511,630
JPY	605,000,000	(182)	11/7/44	6 month JPY-LIBOR-BBA	1.5025%	215,251
JPY	3,584,000,000	(1,076)	11/7/44	6 month JPY-LIBOR-BBA	1.495%	1,216,089
JPY	18,757,000,000	(1,333)	11/7/19	0.2475%	6 month JPY-LIBOR-BBA	34,329
JPY	11,075,600,000	(787)	11/7/19	0.25%	6 month JPY-LIBOR-BBA	8,725
JPY	210,930,000	(63)	11/7/44	6 month JPY-LIBOR-BBA	1.4975%	72,730
JPY	3,932,333,000	(239)	2/13/25	0.575%	6 month JPY-LIBOR-BBA	(24,181)
JPY	15,039,853,000	(1,789)	3/16/25	6 month JPY-LIBOR-BBA	0.559%	(217,572)
JPY	10,787,409,000	(1,214)	2/5/25	6 month JPY-LIBOR-BBA	0.515%	(448,158)
JPY	7,973,241,000	(896)	2/6/25	6 month JPY-LIBOR-BBA	0.54125%	(161,151)
JPY	8,531,834,000	(523)	2/6/25	6 month JPY-LIBOR-BBA	0.5475%	(128,095)
JPY	6,355,448,000	(386)	2/12/25	0.551%	6 month JPY-LIBOR-BBA	84,647
JPY	4,646,219,000	(281)	2/17/25	0.5975%	6 month JPY-LIBOR-BBA	(109,928)
JPY	7,576,863,000	(459)	2/25/25	0.568%	6 month JPY-LIBOR-BBA	17,218
Diversified Income Trust     71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
JPY	6,602,184,000	$(398)	3/3/25	0.51625%	6 month JPY-LIBOR-BBA	$305,326
JPY	2,126,227,000	(232)	3/12/25	0.59875%	6 month JPY-LIBOR-BBA	(41,738)
JPY	3,806,968,000	(414)	3/17/25	0.5575%	6 month JPY-LIBOR-BBA	59,316
JPY	8,260,929,000	(902)	3/23/25	6 month JPY-LIBOR-BBA	0.50%	(535,839)
JPY	6,988,556,000	(773)	3/30/25	6 month JPY-LIBOR-BBA	0.50625%	(428,706)
NOK	74,339,000	(121)	3/24/25	6 month NOK-NIBOR-NIBR	1.765%	(70,116)
NOK	73,294,000	(120)	3/24/25	6 month NOK-NIBOR-NIBR	1.7625%	(71,209)
NOK	138,736,000	(228)	4/7/25	1.865%	6 month NOK-NIBOR-NIBR	(38,995)
SEK	566,871,000	(870)	4/1/25	0.967%	3 month SEK-STIBOR-SIDE	45,601
SEK	992,243,000	(1,519)	4/2/25	0.975%	3 month SEK-STIBOR-SIDE	(58,089)
	$293,958,700	(3,880)	1/9/25	3 month USD-LIBOR-BBA	2.07%	2,566,722
	82,419,500	163,751	2/19/25	3 month USD-LIBOR-BBA	2.15%	1,283,006
	41,209,750	94,238	2/19/25	3 month USD-LIBOR-BBA	2.15%	653,866
Total		$80,514,399	$(51,621,016)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$12,228,578	$—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	$(143,179)
Barclays Bank PLC
4,266,906	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	20,122
2,395,857	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(28,189)
1,916,172	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(19,836)

72     Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$2,395,857	$—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	$20,274
2,016,772	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	10,346
1,772,772	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	13,160
6,884,898	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(87,806)
5,296,671	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	24,979
4,874,742	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	24,511
8,710,547	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	46,051
2,682,641	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	13,489
2,489,249	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	13,160
1,303,784	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	10,493
1,629,904	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,687
20,957,557	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	105,380
4,396,136	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	30,993
12,814,082	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(58,508)
16,045,641	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	80,682
4,935,855	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	26,095

Diversified Income Trust     73

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$661,471	$—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	$5,974
1,951,813	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	9,814
2,537,498	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	13,156
19,587,633	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(89,436)
16,271,434	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	86,024
5,408,478	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(24,695)
2,820,650	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	13,302
426,517	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Ginnie Mae II pools	3,927
23,112,613	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	186,019
86,463,429	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	434,760
24,411,648	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	122,748
3,738,888	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	17,632
12,124,597	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	57,179
8,790,095	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	41,453
75,253	—	1/12/39	(6.00%)1 month USD-LIBOR	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	531
2,195,573	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(4,541)

74     Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$29,247,663	$—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	$(133,543)
6,405,870	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(38,582)
4,411,851	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(23,346)
2,205,666	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(11,672)
2,205,666	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(11,672)
4,426,954	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(23,426)
11,497,954	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(60,843)
4,427,102	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(23,427)
9,132,120	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(18,886)
5,497,733	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(11,370)
4,294,908	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	21,596
6,972,822	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(14,420)
9,289,638	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(42,416)
9,059,465	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	81,815
1,299,880	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	11,739
8,838,583	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(46,770)

Diversified Income Trust     75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	$5,219,032	$—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	$(23,830)
	16,096,611	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	166,630
	3,949,754	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(18,034)
	4,490,920	—	1/12/44	3.00% (1 month USD-LIBOR)	Synthetic MBX Index 3.00% 30 year Fannie Mae pools	48,761
	39,063,304	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(459,671)
	3,418,068	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	17,187
	28,025,875	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	353,032
Citibank, N.A.
	2,604,078	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	13,094
	15,664,706	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	78,766
EUR	134,930,000	—	2/21/19	(1.235%)	Eurostat Eurozone HICP excluding tobacco	(4,364,400)
EUR	70,320,000	—	2/21/24	1.69%	Eurostat Eurozone HICP excluding tobacco	4,965,943
Credit Suisse International
	$9,197,626	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	46,248
	47,639,441	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	383,379
	1,916,172	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	9,635
	8,869,872	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(40,499)

76     Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
$121,004	$—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	$(1,215)
386,902	—	1/12/34	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,945
478,792	—	1/12/36	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,258
381,774	—	1/12/39	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,801
2,347,905	—	1/12/42	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(25,658)
2,347,905	—	1/12/42	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	18,894
4,176,764	—	1/12/43	3.00% (1 month USD-LIBOR)	Synthetic TRS Index 3.00% 30 year Fannie Mae pools	(37,848)
16,215,924	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(33,535)
16,470,265	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	170,498
20,201,818	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	209,126
26,736,934	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	(55,293)
4,490,920	—	1/12/44	3.00% (1 month USD-LIBOR)	Synthetic TRS Index 3.00% 30 year Fannie Mae pools	(41,397)
31,186,158	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(392,841)
36,016,731	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(453,690)
34,383,549	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(433,117)
26,848,675	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(370,467)

Diversified Income Trust     77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
	$19,977,754	$—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	$(275,660)
	9,985,364	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(137,781)
	57,430,991	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(792,451)
	4,592,546	718	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(82,751)
	14,436,566	178,201	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(10)
	28,823,986	481,901	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	109,451
	21,119,740	188,098	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(90,895)
	41,947,537	439,138	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(127,095)
EUR	134,930,000	—	2/20/19	(1.2225%)	Eurostat Eurozone HICP excluding tobacco	(4,293,745)
EUR	70,320,000	—	2/20/24	1.68%	Eurostat Eurozone HICP excluding tobacco	4,927,003
Deutsche Bank AG
	$2,945,691	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	15,573
	8,869,872	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(40,499)
	296,053	—	1/12/34	5.50% (1 month USD-LIBOR)	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	1,474
	501,251	—	1/12/36	5.50% (1 month USD-LIBOR)	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	3,043

78     Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$9,236,527	$—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	$65,118
2,016,772	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(25,405)
1,772,772	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(20,757)
3,081,541	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	27,829
17,206,943	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(219,447)
17,206,943	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(219,447)
4,460,585	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(20,367)
1,675,741	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(7,651)
13,311,742	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(155,861)
3,235,896	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	22,813
1,108,734	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(5,062)
11,598,446	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(158,771)
1,030,144	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	7,263
6,448,087	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	45,459
1,467,441	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(8,838)
1,921,806	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	8,775

Diversified Income Trust     79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$2,936,299	$—	1/12/40	(5.00%) 1 month USD-LIBOR	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$(13,847)
1,295,665	—	1/12/39	5.50% (1 month USD-LIBOR)	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	6,856
2,478,589	—	1/12/40	(4.50%) 1 month USD-LIBOR	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(19,949)
17,915,392	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(225,674)
3,321,028	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(15,164)
6,110,528	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(27,900)
359,165	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(743)
510,286	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Ginnie Mae II pools	5,470
3,985,381	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(18,197)
2,060,249	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	18,606
304,311	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,389)
811,815	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,707)
277,257	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,266)
11,806	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	107
3,999,203	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	36,116
18,744,773	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(239,059)

80     Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
	$2,291,384	$—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	$(10,462)
	4,192,292	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	29,556
	24,424,549	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(311,496)
	16,759,782	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(211,117)
	11,840,067	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(149,145)
	39,830,447	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(501,729)
	39,153,526	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	405,311
	44,936,664	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(528,784)
	67,555,000	—	2/24/25	(2.01%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(910,640)
	34,853,478	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(480,920)
	15,140,970	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(208,920)
	20,183,275	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(278,496)
	15,539,000	—	3/12/25	(1.925%)	USA Non Revised Consumer Price Index-Urban (CPI-U)	(3,108)
EUR	161,272,000	—	3/12/20	(0.9625%)	Eurostat Eurozone HICP excluding tobacco	(22,543)
EUR	44,983,000	—	3/12/25	1.3175%	Eurostat Eurozone HICP excluding tobacco	115,599

Diversified Income Trust     81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
GBP	39,125,000	$—	2/20/25	(2.895%)	GBP Non-revised UK Retail Price Index	$145,211
GBP	8,993,000	—	3/10/25	(2.8675%)	GBP Non-revised UK Retail Price Index	(79,174)
JPMorgan Chase Bank N.A.
	$26,533,060	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(334,227)
	50,873,083	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(640,829)
	39,830,851	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(501,734)
	39,153,526	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	405,311
Total		$1,288,056	$(5,646,538)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$155,838	$2,734,000	5/11/63	300 bp	$185,593
CMBX NA BBB– Index	BBB–/P	163,473	2,648,000	5/11/63	300 bp	192,292
CMBX NA BBB– Index	BBB–/P	79,608	1,321,000	5/11/63	300 bp	93,985
CMBX NA BBB– Index	BBB–/P	39,713	581,000	5/11/63	300 bp	46,036
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	411,736	3,714,000	5/11/63	300 bp	452,157
EM Series 23 Index	BBB/P	97,200	1,000,000	6/20/20	100 bp	(4,006)
EM Series 23 Index	BBB/P	1,167,250	11,500,000	6/20/20	100 bp	1,150
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	(41,612)	9,766,000	5/11/63	300 bp	64,674
CMBX NA BBB– Index	BBB–/P	(4,134)	6,317,000	5/11/63	300 bp	64,616
CMBX NA BBB– Index	BBB–/P	254,058	6,191,000	5/11/63	300 bp	321,438

82     Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$10,839	$3,317,000	5/11/63	300 bp	$46,939
CMBX NA BBB– Index	BBB–/P	7,592	3,317,000	5/11/63	300 bp	43,692
CMBX NA BBB– Index	BBB–/P	98,311	3,231,000	5/11/63	300 bp	133,475
CMBX NA BBB– Index	BBB–/P	249,546	3,223,000	5/11/63	300 bp	284,623
CMBX NA BBB– Index	BBB–/P	211,953	3,222,000	5/11/63	300 bp	247,020
CMBX NA BBB– Index	BBB–/P	361,220	3,197,000	5/11/63	300 bp	396,015
CMBX NA BBB– Index	BBB–/P	254,058	3,184,000	5/11/63	300 bp	288,710
CMBX NA BBB– Index	BBB–/P	47,813	3,112,000	5/11/63	300 bp	81,682
CMBX NA BBB– Index	BBB–/P	32,415	2,792,000	5/11/63	300 bp	62,801
CMBX NA BBB– Index	BBB–/P	199,232	2,735,000	5/11/63	300 bp	228,998
CMBX NA BBB– Index	BBB–/P	202,017	2,538,000	5/11/63	300 bp	229,639
CMBX NA BBB– Index	BBB–/P	5,303	2,313,000	5/11/63	300 bp	30,476
CMBX NA BBB– Index	BBB–/P	4,148	910,000	5/11/63	300 bp	14,052
CMBX NA BBB– Index	BBB–/P	53,187	694,000	5/11/63	300 bp	60,740
CMBX NA BBB– Index	BBB–/P	187	144,000	5/11/63	300 bp	1,754
CMBX NA BBB– Index	BBB–/P	380	65,000	5/11/63	300 bp	1,087
CMBX NA BBB– Index	—	37,993	3,467,000	5/11/63	(300 bp)	260
CMBX NA BBB– Index	BBB–/P	11,852	1,111,000	1/17/47	300 bp	3,390
CMBX NA BBB– Index	BBB–/P	34,342	4,388,000	1/17/47	300 bp	(909)
CMBX NA BBB– Index	BBB–/P	31,232	4,388,000	1/17/47	300 bp	(4,018)
CMBX NA BBB– Index	BBB–/P	28,246	6,602,000	1/17/47	300 bp	(22,039)
CMBX NA BB Index	—	(18,808)	2,062,000	5/11/63	(500 bp)	(51,331)
CMBX NA BB Index	—	(16,309)	2,124,000	5/11/63	(500 bp)	(49,809)
CMBX NA BB Index	—	(20,347)	2,124,000	5/11/63	(500 bp)	(53,848)

Diversified Income Trust     83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB Index	—	$45,373	$2,269,000	5/11/63	(500 bp)	$9,586
CMBX NA BB Index	—	15,834	2,920,000	5/11/63	(500 bp)	(30,221)
CMBX NA BB Index	—	(12,807)	3,516,000	5/11/63	(500 bp)	(68,262)
CMBX NA BB Index	—	(62,472)	3,577,000	5/11/63	(500 bp)	(118,889)
CMBX NA BB Index	—	117,458	4,448,000	5/11/63	(500 bp)	47,303
CMBX NA BB Index	—	70,182	4,538,000	5/11/63	(500 bp)	(1,392)
CMBX NA BB Index	—	47,646	4,609,000	5/11/63	(500 bp)	(25,048)
CMBX NA BB Index	—	(32,354)	6,193,000	5/11/63	(500 bp)	(130,032)
CMBX NA BB Index	—	(70,192)	3,619,000	5/11/63	(500 bp)	(127,272)
CMBX NA BBB– Index	BBB–/P	379,120	15,496,000	5/11/63	300 bp	547,768
CMBX NA BBB– Index	BBB–/P	(149,916)	9,943,000	5/11/63	300 bp	(41,703)
CMBX NA BBB–Index	BBB–/P	(122,400)	9,933,000	5/11/63	300 bp	(14,295)
CMBX NA BBB– Index	BBB–/P	13,053	9,833,000	5/11/63	300 bp	120,069
CMBX NA BBB– Index	BBB–/P	(180,631)	9,330,000	5/11/63	300 bp	(79,089)
CMBX NA BBB– Index	BBB–/P	165,144	8,748,000	5/11/63	300 bp	260,352
CMBX NA BBB– Index	BBB–/P	189,437	8,748,000	5/11/63	300 bp	284,645
CMBX NA BBB– Index	BBB–/P	31,871	6,882,000	5/11/63	300 bp	106,770
CMBX NA BBB– Index	BBB–/P	(68,197)	6,789,000	5/11/63	300 bp	5,690
CMBX NA BBB– Index	BBB–/P	25,488	5,501,000	5/11/63	300 bp	85,357
CMBX NA BBB– Index	BBB–/P	3,103	4,661,000	5/11/63	300 bp	53,830
CMBX NA BBB– Index	BBB–/P	(42,822)	4,574,000	5/11/63	300 bp	6,959
CMBX NA BBB– Index	BBB–/P	(82,613)	4,573,000	5/11/63	300 bp	(32,844)
CMBX NA BBB– Index	BBB–/P	27,592	4,546,000	5/11/63	300 bp	77,068
CMBX NA BBB– Index	BBB–/P	(45,511)	4,543,000	5/11/63	300 bp	3,932
CMBX NA BBB– Index	BBB–/P	53,934	4,526,000	5/11/63	300 bp	103,192
CMBX NA BBB– Index	BBB–/P	44,995	4,526,000	5/11/63	300 bp	94,253
CMBX NA BBB– Index	BBB–/P	(15,070)	4,518,000	5/11/63	300 bp	34,101

84     Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$(15,079)	$4,511,000	5/11/63	300 bp	$34,016
CMBX NA BBB– Index	BBB–/P	(37,666)	4,501,000	5/11/63	300 bp	11,320
CMBX NA BBB– Index	BBB–/P	12,026	4,458,000	5/11/63	300 bp	60,544
CMBX NA BBB– Index	BBB–/P	3,088	4,449,000	5/11/63	300 bp	51,508
CMBX NA BBB– Index	BBB–/P	15,409	4,449,000	5/11/63	300 bp	63,829
CMBX NA BBB– Index	BBB–/P	149,128	3,116,000	5/11/63	300 bp	183,040
CMBX NA BBB– Index	BBB–/P	(23,586)	2,473,000	5/11/63	300 bp	3,328
CMBX NA BBB– Index	BBB–/P	(13,592)	2,255,000	5/11/63	300 bp	10,950
CMBX NA BBB– Index	BBB–/P	166,893	1,918,000	5/11/63	300 bp	187,767
CMBX NA BBB– Index	BBB–/P	122,967	1,424,000	5/11/63	300 bp	138,464
CMBX NA BBB– Index	BBB–/P	(3,788)	1,119,000	5/11/63	300 bp	8,391
CMBX NA BBB– Index	BBB–/P	9,994	420,000	5/11/63	300 bp	14,565
Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	(38,115)	5,511,000	5/11/63	300 bp	21,863
CMBX NA BBB– Index	BBB–/P	2,373	910,000	5/11/63	300 bp	12,277
CMBX NA BBB– Index	BBB–/P	(616)	135,000	5/11/63	300 bp	853
CMBX NA BBB– Index	BBB–/P	28,746	1,066,000	1/17/47	300 bp	20,626
CMBX NA BBB– Index	BBB–/P	15,954	1,602,000	1/17/47	300 bp	3,752
CMBX NA BB Index	—	13,643	1,331,000	5/11/63	(500 bp)	(7,350)
CMBX NA BB Index	—	1,994	1,642,000	5/11/63	(500 bp)	(23,904)
CMBX NA BB Index	—	(19,697)	2,051,000	5/11/63	(500 bp)	(52,046)
CMBX NA BB Index	—	51,305	2,269,000	5/11/63	(500 bp)	15,518
CMBX NA BB Index	—	(47,676)	4,496,000	5/11/63	(500 bp)	(118,588)
CMBX NA BBB– Index	BBB–/P	27,342	4,583,000	5/11/63	300 bp	77,220
CMBX NA BBB– Index	BBB–/P	(76,199)	4,573,000	5/11/63	300 bp	(26,429)

Diversified Income Trust     85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$(42,500)	$4,542,000	5/11/63	300 bp	$6,933
CMBX NA BBB– Index	BBB–/P	(45,552)	4,542,000	5/11/63	300 bp	3,880
CMBX NA BBB– Index	BBB–/P	(45,552)	4,542,000	5/11/63	300 bp	3,880
CMBX NA BBB– Index	BBB–/P	(18,102)	4,511,000	5/11/63	300 bp	30,993
CMBX NA BBB– Index	BBB–/P	(36,152)	4,501,000	5/11/63	300 bp	12,834
CMBX NA BBB– Index	BBB–/P	49,691	4,350,000	5/11/63	300 bp	97,034
CMBX NA BBB– Index	BBB–/P	(26,976)	2,473,000	5/11/63	300 bp	(62)
CMBX NA BBB– Index	BBB–/P	(398)	149,000	5/11/63	300 bp	1,223
Total		$4,674,084	$5,411,391
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2015. Securities rated by Putnam are indicated by “/P.”

86     Diversified Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Convertible bonds and notes	$—	$1,077,781	$—
Corporate bonds and notes	—	2,060,053,613	51
Foreign government and agency bonds and notes	—	539,579,316	—
Mortgage-backed securities	—	2,543,761,369	64,469,748
Purchased options outstanding	—	3,569,032	—
Purchased swap options outstanding	—	69,260,758	—
Senior loans	—	145,273,239	—
U.S. government and agency mortgage obligations	—	3,226,035,779	—
U.S. treasury obligations	—	4,232,172	—
Short-term investments	399,722,329	272,064,700	—
Totals by level	$399,722,329	$8,864,907,759	$64,469,799

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$35,989,042	$—
Futures contracts	(4,066,426)	—	—
Written options outstanding	—	(1,763,956)	—
Written swap options outstanding	—	(73,517,135)	—
Forward premium swap option contracts	—	(136,711)	—
TBA sale commitments	—	(881,403,762)	—
Interest rate swap contracts	—	(149,761,794)	—
Total return swap contracts	—	(6,934,594)	—
Credit default contracts	—	737,307	—
Totals by level	$(4,066,426)	$(1,076,791,603)	$—

Diversified Income Trust     87

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of Sept. 30, 2014	Accrued discounts/ premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (deprecia- tion) #	Purchases	Sales	Net transfers in and/or out of Level 3 †	Balance as of March 31, 2015
Corporate bonds and notes	$—	$—	$—	$50	$1	$—	$—	$51
Mortgage-backed securities	—	—	—	—	—	—	64,469,748	64,469,748
Totals	$—	$—	$—	$50	$1	$—	$64,469,748	$64,469,799

†Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

#Includes $50 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

Level 3 securities, which are fair valued, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

88     Diversified Income Trust

Statement of assets and liabilities 3/31/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $9,086,251,453)	$8,975,725,558
Affiliated issuers (identified cost $353,374,329) (Note 5)	353,374,329
Cash	3,712,421
Foreign currency (cost $1,689,597) (Note 1)	1,689,586
Interest and other receivables	78,824,259
Receivable for shares of the fund sold	14,886,202
Receivable for investments sold	133,646,324
Receivable for sales of delayed delivery securities (Note 1)	579,517,144
Receivable for variation margin (Note 1)	87,199,734
Unrealized appreciation on forward premium swap option contracts (Note 1)	2,317,431
Unrealized appreciation on forward currency contracts (Note 1)	62,696,049
Unrealized appreciation on OTC swap contracts (Note 1)	33,578,311
Premium paid on OTC swap contracts (Note 1)	1,477,441
Prepaid assets	168,834
Total assets	10,328,813,623
LIABILITIES
Payable for investments purchased	44,546,206
Payable for purchases of delayed delivery securities (Note 1)	2,983,268,953
Payable for shares of the fund repurchased	12,349,075
Payable for compensation of Manager (Note 2)	2,808,632
Payable for custodian fees (Note 2)	102,525
Payable for investor servicing fees (Note 2)	1,446,312
Payable for Trustee compensation and expenses (Note 2)	835,647
Payable for administrative services (Note 2)	20,909
Payable for distribution fees (Note 2)	2,411,532
Payable for variation margin (Note 1)	98,792,172
Unrealized depreciation on OTC swap contracts (Note 1)	51,439,837
Premium received on OTC swap contracts (Note 1)	7,439,581
Unrealized depreciation on forward currency contracts (Note 1)	26,707,007
Unrealized depreciation on forward premium swap option contracts (Note 1)	2,454,142
Written options outstanding, at value (premiums $104,992,032) (Notes 1 and 3)	75,281,091
TBA sale commitments, at value (proceeds receivable $878,005,566) (Note 1)	881,403,762
Collateral on certain derivative contracts, at value (Note 1)	50,580,172
Other accrued expenses	393,641
Total liabilities	4,242,281,196
Net assets	$6,086,532,427

(Continued on next page)

Diversified Income Trust     89

	Statement of assets and liabilities (Continued)
	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,968,084,664
	Undistributed net investment income (Note 1)	29,691,763
	Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(788,512,717)
	Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(122,731,283)
	Total — Representing net assets applicable to capital shares outstanding	$6,086,532,427
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($2,124,939,657 divided by 282,922,870 shares)	$7.51
	Offering price per class A share (100/96.00 of $7.51)*	$7.82
	Net asset value and offering price per class B share ($76,846,162 divided by 10,329,150 shares)**	$7.44
	Net asset value and offering price per class C share ($1,068,886,549 divided by 144,639,718 shares)**	$7.39
	Net asset value and redemption price per class M share ($190,248,725 divided by 25,726,763 shares)	$7.39
	Offering price per class M share (100/96.75 of $7.39)†	$7.64
	Net asset value, offering price and redemption price per class R share ($6,355,771 divided by 855,356 shares)	$7.43
	Net asset value, offering price and redemption price per class R5 share ($10,321 divided by 1,386 shares) ‡	$7.44
	Net asset value, offering price and redemption price per class R6 share ($11,514,037 divided by 1,545,885 shares)	$7.45
	Net asset value, offering price and redemption price per class Y share ($2,607,731,205 divided by 350,480,483 shares)	$7.44
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
‡	Net asset value may not recalculate due to the rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

90     Diversified Income Trust

Statement of operations Six months ended 3/31/15 (Unaudited)
INVESTMENT INCOME
Interest (net of foreign tax of $3,414) (including interest income of $131,091 from investments in affiliated issuers) (Note 5)	$167,152,209
EXPENSES
Compensation of Manager (Note 2)	17,269,883
Investor servicing fees (Note 2)	4,247,593
Custodian fees (Note 2)	163,230
Trustee compensation and expenses (Note 2)	46,466
Distribution fees (Note 2)	9,164,635
Administrative services (Note 2)	97,127
Other	874,481
Total expenses	31,863,415
Expense reduction (Note 2)	(6,987)
Net expenses	31,856,428
Net investment income	135,295,781

Net realized gain on investments (Notes 1 and 3)	84,926,690
Net realized loss on swap contracts (Note 1)	(135,365,947)
Net realized loss on futures contracts (Note 1)	(51,975,631)
Net realized gain on foreign currency transactions (Note 1)	140,825,993
Net realized loss on written options (Notes 1 and 3)	(45,329,742)
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(23,571,793)
Net unrealized depreciation of investments, futures contracts, swap contracts, written options and TBA sale commitments during the period	(298,959,186)
Net loss on investments	(329,449,616)
Net decrease in net assets resulting from operations	$(194,153,835)

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust     91

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/15*	Year ended 9/30/14
	Operations:
	Net investment income	$135,295,781	$271,640,044
	Net realized loss on investments and foreign currency transactions	(6,918,637)	(68,194,365)
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(322,530,979)	180,325,201
	Net increase (decrease) in net assets resulting from operations	(194,153,835)	383,770,880
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(48,260,037)	(140,468,296)
	Class B	(1,415,557)	(3,804,742)
	Class C	(19,564,972)	(42,697,402)
	Class M	(4,084,377)	(11,649,991)
	Class R	(130,027)	(278,747)
	Class R5	(237)	(531)
	Class R6	(286,628)	(569,250)
	Class Y	(63,958,079)	(106,292,326)
	Increase (decrease) from capital share transactions (Note 4)	(547,751,145)	2,292,208,675
	Total increase (decrease) in net assets	(879,604,894)	2,370,218,270
	NET ASSETS
	Beginning of period	6,966,137,321	4,595,919,051
	End of period (including undistributed net investment income of $29,691,763 and $32,095,896, respectively)	$6,086,532,427	$6,966,137,321
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

92     Diversified Income Trust

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Diversified Income Trust     93

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
March 31, 2015**	$7.89	.16	(.38)	(.22)	(.16)	—	(.16)	—	—	$7.51	(2.76) *	$2,124,940	.48*	2.11*	289*[d]
September 30, 2014	7.74	.37	.20	.57	(.42)	—	(.42)	—	—	7.89	7.49	2,454,923.97		4.73	257[d]
September 30, 2013	7.59	.44	.15	.59	(.44)	—	(.44)	—	—	7.74	7.93	2,286,977.99		5.58	180[e]
September 30, 2012	7.35	.42	.27	.69	(.15)	(.30)	(.45)	—	—	7.59	9.58	1,788,786.99		5.67	120[e]
September 30, 2011	8.08	.45	(.58)	(.13)	(.60)	—	(.60)	—	—[f,g]	7.35	(2.04)	2,162,131.98		5.57	165[e]
September 30, 2010	7.89	.72	.63	1.35	(1.16)	—	(1.16)	—[f]	—	8.08	18.39	2,328,480	1.01[h]	8.96	95[e]
Class B
March 31, 2015**	$7.81	.13	(.37)	(.24)	(.13)	—	(.13)	—	—	$7.44	(3.02) *	$76,846	.85*	1.73*	289*[d]
September 30, 2014	7.67	.31	.19	.50	(.36)	—	(.36)	—	—	7.81	6.60	83,980	1.72	3.97	257[d]
September 30, 2013	7.53	.38	.14	.52	(.38)	—	(.38)	—	—	7.67	7.03	79,540	1.74	4.85	180[e]
September 30, 2012	7.29	.37	.26	.63	(.13)	(.26)	(.39)	—	—	7.53	8.82	75,534	1.74	4.92	120[e]
September 30, 2011	8.01	.39	(.57)	(.18)	(.54)	—	(.54)	—	—[f,g]	7.29	(2.69)	81,208	1.73	4.88	165[e]
September 30, 2010	7.83	.66	.62	1.28	(1.10)	—	(1.10)	—[f]	—	8.01	17.50	96,346	1.76[h]	8.36	95[e]
Class C
March 31, 2015**	$7.76	.13	(.36)	(.23)	(.14)	—	(.14)	—	—	$7.39	(3.03) *	$1,068,887	.85*	1.74*	289*[d]
September 30, 2014	7.62	.31	.19	.50	(.36)	—	(.36)	—	—	7.76	6.65	1,106,389	1.72	3.95	257[d]
September 30, 2013	7.48	.37	.16	.53	(.39)	—	(.39)	—	—	7.62	7.09	749,897	1.74	4.84	180[e]
September 30, 2012	7.25	.36	.26	.62	(.13)	(.26)	(.39)	—	—	7.48	8.73	644,638	1.74	4.93	120[e]
September 30, 2011	7.97	.38	(.56)	(.18)	(.54)	—	(.54)	—	—[f,g]	7.25	(2.68)	776,778	1.73	4.82	165[e]
September 30, 2010	7.80	.64	.63	1.27	(1.10)	—	(1.10)	—[f]	—	7.97	17.47	797,345	1.76[h]	8.10	95[e]
Class M
March 31, 2015**	$7.77	.15	(.38)	(.23)	(.15)	—	(.15)	—	—	$7.39	(2.92) *	$190,249	.60*	1.96*	289*[d]
September 30, 2014	7.62	.35	.20	.55	(.40)	—	(.40)	—	—	7.77	7.30	216,512	1.22	4.46	257[d]
September 30, 2013	7.48	.41	.15	.56	(.42)	—	(.42)	—	—	7.62	7.60	233,513	1.24	5.35	180[e]
September 30, 2012	7.25	.40	.25	.65	(.14)	(.28)	(.42)	—	—	7.48	9.29	260,630	1.24	5.43	120[e]
September 30, 2011	7.97	.43	(.57)	(.14)	(.58)	—	(.58)	—	—[f,g]	7.25	(2.22)	312,812	1.23	5.44	165[e]
September 30, 2010	7.79	.70	.62	1.32	(1.14)	—	(1.14)	—[f]	—	7.97	18.13	436,826	1.26[h]	8.92	95[e]
Class R
March 31, 2015**	$7.80	.15	(.37)	(.22)	(.15)	—	(.15)	—	—	$7.43	(2.80) *	$6,356	.60*	1.99*	289*[d]
September 30, 2014	7.66	.35	.19	.54	(.40)	—	(.40)	—	—	7.80	7.16	6,444	1.22	4.45	257[d]
September 30, 2013	7.52	.41	.15	.56	(.42)	—	(.42)	—	—	7.66	7.55	4,611	1.24	5.35	180[e]
September 30, 2012	7.28	.40	.26	.66	(.14)	(.28)	(.42)	—	—	7.52	9.38	4,307	1.24	5.44	120[e]
September 30, 2011	8.00	.43	(.57)	(.14)	(.58)	—	(.58)	—	—[f,g]	7.28	(2.21)	4,315	1.23	5.34	165[e]
September 30, 2010	7.82	.70	.62	1.32	(1.14)	—	(1.14)	—[f]	—	8.00	18.08	4,185	1.26[h]	8.82	95[e]
Class R5
March 31, 2015**	$7.82	.17	(.38)	(.21)	(.17)	—	(.17)	—	—	$7.44	(2.65) *	$10	.35*	2.26*	289*[d]
September 30, 2014†	7.77	.36	.09	.45	(.40)	—	(.40)	—	—	7.82	5.95*	11	.65*	4.57*	257[d]
Class R6
March 31, 2015**	$7.82	.17	(.37)	(.20)	(.17)	—	(.17)	—	—	$7.45	(2.50) *	$11,514	.31*	2.29*	289*[d]
September 30, 2014†	7.77	.36	.10	.46	(.41)	—	(.41)	—	—	7.82	5.97*	13,592	.59*	4.52*	257[d]

94	Diversified Income Trust	Diversified Income Trust	95

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
March 31, 2015**	$7.82	.17	(.38)	(.21)	(.17)	—	(.17)	—	—	$7.44	(2.65) *	$2,607,731	.35*	2.26*	289*[d]
September 30, 2014	7.68	.39	.19	.58	(.44)	—	(.44)	—	—	7.82	7.74	3,084,286.72		4.93	257[d]
September 30, 2013	7.54	.45	.16	.61	(.47)	—	(.47)	—	—	7.68	8.18	1,241,380.74		5.79	180[e]
September 30, 2012	7.30	.44	.27	.71	(.16)	(.31)	(.47)	—	—	7.54	9.98	547,313.74		5.92	120[e]
September 30, 2011	8.04	.46	(.58)	(.12)	(.62)	—	(.62)	—	—[f,g]	7.30	(1.89)	814,084.73		5.79	165[e]
September 30, 2010	7.85	.73	.64	1.37	(1.18)	—	(1.18)	—[f]	—	8.04	18.84	991,846	.76[h]	9.18	95[e]

* Not annualized.

† For the period November 1, 2013 (commencement of operations) to September 30, 2014.

** Unaudited.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Portfolio turnover includes TBA purchase and sale commitments.

e  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	466%
September 30, 2012	225
September 30, 2011	370
September 30, 2010	186

f  Amount represents less than $0.01 per share.

g  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h  Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets for the period ended September 30, 2010.

The accompanying notes are an integral part of these financial statements.

96	Diversified Income Trust	Diversified Income Trust	97

Notes to financial statements 3/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through March 31, 2015.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are

98     Diversified Income Trust

reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

Diversified Income Trust     99

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement

100     Diversified Income Trust

of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market

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for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain

102     Diversified Income Trust

or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $3,300,061 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $52,446,689 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $56,606,331 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

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to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2014, the fund had a capital loss carryover of $646,800,426 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$219,214,069	$85,603,509	$304,817,578	*
13,963,696	N/A	13,963,696	September 30, 2015
18,714,447	N/A	18,714,447	September 30, 2016
146,525,581	N/A	146,525,581	September 30, 2017
162,779,124	N/A	162,779,124	September 30, 2018

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $84,718,064 recognized during the period between November 1, 2013 and September 30, 2014 to its fiscal year ending September 30, 2015.

The aggregate identified cost on a tax basis is $9,478,926,443, resulting in gross unrealized appreciation and depreciation of $236,229,080 and $386,055,636, respectively, or net unrealized depreciation of $149,826,556.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

104     Diversified Income Trust

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,
0.650%	of the next $5 billion,
0.600%	of the next $10 billion,
0.550%	of the next $10 billion,
0.500%	of the next $50 billion,
0.480%	of the next $50 billion,
0.470%	of the next $100 billion and
0.465%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,500,079
Class B	52,815
Class C	718,817
Class M	132,425
Class R	4,265
Class R5	6
Class R6	3,098
Class Y	1,836,088
Total	$4,247,593

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $6,987 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,572, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Diversified Income Trust     105

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,831,169
Class B	398,312
Class C	5,419,473
Class M	499,620
Class R	16,061
Total	$9,164,635

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $196,607 and $3,565 from the sale of class A and class M shares, respectively, and received $11,054 and $9,471 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,138 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$22,227,062,229	$20,621,755,156
U.S. government securities (Long-term)	26,353,438	26,251,875
Total	$22,253,415,667	$20,648,007,031

Written option transactions during the reporting period are summarized as follows:

	Written swap option contract amounts	Written swap option premiums	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$6,775,661,300	$82,754,159	$1,656,000,000	$13,470,000
Options opened	24,182,852,575	134,362,616	5,638,000,000	34,681,719
Options exercised	(1,289,071,050)	(7,724,205)	—	—
Options expired	(1,074,541,550)	(9,933,277)	(2,848,000,000)	(14,298,906)
Options closed	(17,361,456,300)	(101,307,574)	(3,590,000,000)	(27,012,500)
Written options outstanding at the end of the reporting period	$11,233,444,975	$98,151,719	$856,000,000	$6,840,313

106     Diversified Income Trust

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/15		Year ended 9/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	39,738,687	$303,751,669	183,400,504	$1,449,459,563
Shares issued in connection with reinvestment of distributions	5,435,593	41,181,952	15,438,796	121,781,458
	45,174,280	344,933,621	198,839,300	1,571,241,021
Shares repurchased	(73,551,509)	(559,793,931)	(183,118,939)	(1,449,868,615)
Net increase (decrease)	(28,377,229)	$(214,860,310)	15,720,361	$121,372,406

	Six months ended 3/31/15		Year ended 9/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	828,633	$6,239,028	2,122,587	$16,625,154
Shares issued in connection with reinvestment of distributions	153,084	1,149,550	394,594	3,083,741
	981,717	7,388,578	2,517,181	19,708,895
Shares repurchased	(1,401,013)	(10,561,457)	(2,141,647)	(16,779,033)
Net increase (decrease)	(419,296)	$(3,172,879)	375,534	$2,929,862

	Six months ended 3/31/15		Year ended 9/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	18,804,667	$141,310,985	58,910,826	$458,764,834
Shares issued in connection with reinvestment of distributions	2,036,723	15,187,230	4,124,203	32,047,393
	20,841,390	156,498,215	63,035,029	490,812,227
Shares repurchased	(18,724,743)	(139,895,492)	(18,912,713)	(147,202,814)
Net increase	2,116,647	$16,602,723	44,122,316	$343,609,413

	Six months ended 3/31/15		Year ended 9/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	260,981	$1,959,786	878,162	$6,833,125
Shares issued in connection with reinvestment of distributions	57,795	431,216	137,440	1,067,940
	318,776	2,391,002	1,015,602	7,901,065
Shares repurchased	(2,466,647)	(18,564,744)	(3,769,409)	(29,349,743)
Net decrease	(2,147,871)	$(16,173,742)	(2,753,807)	$(21,448,678)

	Six months ended 3/31/15		Year ended 9/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	156,180	$1,176,638	327,830	$2,565,318
Shares issued in connection with reinvestment of distributions	15,891	119,128	32,571	254,297
	172,071	1,295,766	360,401	2,819,615
Shares repurchased	(142,590)	(1,070,304)	(136,509)	(1,069,902)
Net increase	29,481	$225,462	223,892	$1,749,713

Diversified Income Trust     107

	Six months ended 3/31/15		For the period 11/1/13 (commencement of operations) to 9/30/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,287	$10,000
Shares issued in connection with reinvestment of distributions	31	237	68	531
	31	237	1,355	10,531
Shares repurchased	—	—	—	—
Net increase	31	$237	1,355	$10,531

	Six months ended 3/31/15		For the period 11/1/13 (commencement of operations) to 9/30/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	234,258	$1,779,415	1,878,090	$14,779,692
Shares issued in connection with reinvestment of distributions	38,151	286,628	72,544	569,250
	272,409	2,066,043	1,950,634	15,348,942
Shares repurchased	(464,481)	(3,514,477)	(212,677)	(1,672,724)
Net increase (decrease)	(192,072)	$(1,448,434)	1,737,957	$13,676,218

	Six months ended 3/31/15		Year ended 9/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	95,574,728	$722,075,655	309,086,361	$2,426,756,642
Shares issued in connection with reinvestment of distributions	6,390,896	47,978,112	8,717,079	68,210,298
	101,965,624	770,053,767	317,803,440	2,494,966,940
Shares repurchased	(146,128,094)	(1,098,977,969)	(84,902,087)	(664,657,730)
Net increase (decrease)	(44,162,470)	$(328,924,202)	232,901,353	$1,830,309,210

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,386	100.00%	$10,321
Class R6	1,387	0.09	10,333

108     Diversified Income Trust

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$136,395,081	$259,093,300	$383,300,207	$2,266	$12,188,174
Putnam Short Term Investment Fund*	291,451,598	1,364,028,096	1,314,293,539	128,825	341,186,155
Totals	$427,846,679	$1,623,121,396	$1,697,593,746	$131,091	$353,374,329

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$855,100,000
Purchased swap option contracts (contract amount)	$8,884,400,000
Written TBA commitment option contracts (contract amount) (Note 3)	$1,688,600,000
Written swap option contracts (contract amount) (Note 3)	$7,496,000,000
Futures contracts (number of contracts)	11,000
Forward currency contracts (contract amount)	$6,798,300,000
OTC interest rate swap contracts (notional)	$2,388,400,000
Centrally cleared interest rate swap contracts (notional)	$26,055,800,000
OTC total return swap contracts (notional)	$2,419,900,000
OTC credit default contracts (notional)	$343,600,000

Diversified Income Trust     109

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables	$3,040,274	Payables	$2,302,967
Foreign exchange contracts	Receivables	62,696,049	Payables	26,707,007
Interest rate contracts	Investments, Receivables, Net assets — Unrealized appreciation	248,943,626*	Payables, Net assets — Unrealized depreciation	412,294,452*
Total		$314,679,949		$441,304,426

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$3,229,168	$3,229,168
Foreign exchange contracts	—	—	142,041,668	—	$142,041,668
Interest rate contracts	(30,240,187)	(51,975,631)	—	(138,595,115)	$(220,810,933)
Total	$(30,240,187)	$(51,975,631)	$142,041,668	$(135,365,947)	$(75,540,097)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$2,729,658	$2,729,658
Foreign exchange contracts	—	—	(23,008,513)	—	$(23,008,513)
Interest rate contracts	33,228,486	(14,353,635)	—	(59,249,247)	$(40,374,396)
Total	$33,228,486	$(14,353,635)	$(23,008,513)	$(56,519,589)	$(60,653,251)

110     Diversified Income Trust

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Diversified Income Trust     111

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Futures, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest rate swap contracts*#	$563,982	$—	$—	$1,460,459	$1,647,231	$194,649	$2,755,109	$—	$6,017,872	$—	$—	$—	$—	$—	$12,639,302
Centrally cleared interest rate swap contracts§	—	—	87,104,505	—	—	—	—	—	—	—	—	—	—	—	87,104,505
OTC Total return swap contracts*#	—	2,140,701	—	5,057,803	5,770,787	20,090	940,089	—	405,311	—	—	—	—	—	14,334,781
OTC Credit default contracts*#	79,274	40,421	—	—	2,427,324	—	493,255	—	—	—	—	—	—	—	3,040,274
Futures contracts§	—	—	—	—	—	—	—	—	—	95,229	—	—	—	—	95,229
Forward currency contracts#	5,064,541	4,225,095	—	7,369,735	2,851,738	4,893,979	3,453,689	5,256,960	5,676,565	—	6,904,074	5,871,836	6,633,731	4,494,106	62,696,049
Forward premium swap option contracts#	—	—	—	—	—	—	—	—	2,317,431	—	—	—	—	—	2,317,431
Purchased swap options**#	12,090,129	6,973,353	—	19,539,637	20,393,933	—	10,263,706	—	—	—	—	—	—	—	69,260,758
Purchased options**#	—	—	—	—	—	—	—	—	3,569,032	—	—	—	—	—	3,569,032
Total Assets	$17,797,926	$13,379,570	$87,104,505	$33,427,634	$33,091,013	$5,108,718	$17,905,848	$5,256,960	$17,986,211	$95,229	$6,904,074	$5,871,836	$6,633,731	$4,494,106	$255,057,361
Liabilities:
OTC Interest rate swap contracts*#	$586,090	$—	$—	$346,785	$1,532,729	$16,751,655	$2,501,386	$—	$8,547,036	$—	$—	$—	$—	$—	$30,265,681
Centrally cleared interest rate swap contracts§	—	—	97,806,301	—	—	—	—	—	—	—	—	—	—	—	97,806,301
OTC Total return swap contracts*#	143,179	1,274,919	—	4,364,400	8,864,553	40,499	5,105,035	—	1,476,790	—	—	—	—	—	21,269,375
OTC Credit default contracts*#	—	1,267,306	—	—	829,400	—	206,261	—	—	—	—	—	—	—	2,302,967
Futures contracts§	—	—	—	—	—	—	—	—	—	985,871	—	—	—	—	985,871
Forward currency contracts#	798,821	2,816,295	—	791,564	2,042,339	1,367,427	1,445,643	1,077,195	2,461,109	—	3,379,092	4,892,148	3,002,828	2,632,546	26,707,007
Forward premium swap option contracts#	—	—	—	—	—	—	168,847	—	2,285,295	—	—	—	—	—	2,454,142
Written swap options#	8,556,295	3,312,604	—	10,067,196	2,254,513	—	9,059,759	—	40,266,768	—	—	—	—	—	73,517,135
Written options#	—	—	—	—	—	—	—	—	1,763,956	—	—	—	—	—	1,763,956
Total Liabilities	$10,084,385	$8,671,124	$97,806,301	$15,569,945	$15,523,534	$18,159,581	$18,486,931	$1,077,195	$56,800,954	$985,871	$3,379,092	$4,892,148	$3,002,828	$2,632,546	$257,072,435
Total Financial and Derivative Net Assets	$7,713,541	$4,708,446	$(10,701,796)	$17,857,689	$17,567,479	$(13,050,863)	$(581,083)	$4,179,765	$(38,814,743)	$(890,642)	$3,524,982	$979,688	$3,630,903	$1,861,560	$(2,015,074)
Total collateral received (pledged)†##	$5,480,000	$3,839,000	$—	$16,470,000	$17,553,000	$(13,050,863)	$(581,083)	$4,179,765	$(38,814,743)	$—	$3,006,000	$—	$3,300,061	$—
Net amount	$2,233,541	$869,446	$(10,701,796)	$1,387,689	$14,479	$—	$—	$—	$—	$(890,642)	$518,982	$979,688	$330,842	$1,861,560

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

112	Diversified Income Trust	Diversified Income Trust	113

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

114     Diversified Income Trust

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Diversified Income Trust     115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116     Diversified Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA028
293763 5/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2015